[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

COLLABORATION, OPTION AND LICENSE AGREEMENT

This Collaboration, Option and License Agreement (the “Agreement”) is entered into as of August 8, 2016 (“Effective Date”), by and between Adverum Biotechnologies, Inc., a Delaware corporation having an address at 1035 O’Brien Drive, Menlo Park, CA 94025 (“Adverum”), and Editas Medicine, Inc., a Delaware corporation having an address at 300 Third Street, Cambridge, MA 02142 (“Editas”).  Adverum and Editas may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, Adverum is a gene therapy company and Editas is a genome editing company;

Whereas, the Parties are each committed to discovering and developing novel medicines and therapeutics for human diseases, including ophthalmic indications;

Whereas, Adverum controls certain intellectual property related to viral vector technology for gene therapy applications;

Whereas, the Parties wish to collaborate on certain studies using Adverum’s proprietary vector in connection with Editas’ genome editing technology; and

Whereas, Editas wishes to obtain, and Adverum wishes to grant to Editas, an exclusive option to obtain exclusive rights to use Adverum’s proprietary vector in several ophthalmic indications.

Now, Therefore, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows.

1.	Definitions
1.1	“[***]” means [***].
1.2

“Additional Adverum Viral Vector” means any of the proprietary viral capsids Controlled by Adverum or any of its Affiliates during the Term containing a nucleic acid sequence containing and capable of expressing a transgene of interest, other than the vector known as “[***]” or the vector known as “[***].”

1.3	“Additional Indication” means each of (i) [***], (ii) [***], (iii) [***], and (iv) [***].

1.

1.4	“Additional Indication Option Exercise Period” has the meaning set forth in Section 3.3.
1.5

“Adverum Expression Elements” means any Expression Element that is: (a) proprietary to Adverum as of the Effective Date; or (b) generated by or on behalf Adverum during the Term independent of this Agreement, in each case that is used by Adverum under the Research Plan or provided by Adverum to Editas for use under the Research Plan.

1.6	“Adverum Indemnitees” has the meaning set forth in Section 10.2.
1.7

“Adverum Know-How” means, subject to Section 14.5, Know-How Controlled by Adverum or any of its Affiliates as of the Effective Date or during the Term that is necessary or reasonably useful to practice the Vector Technology.

1.8

“Adverum Patents” means, subject to Section 14.5, Patents Controlled by Adverum or any of its Affiliates as of the Effective Date or during the Term (including Adverum’s interest in Joint Patents) that Cover the Vector Technology. The Adverum Patents include the [***] Patents.  The Adverum Patents as of the Effective Date are listed in Exhibit A.

1.9	“Adverum Research Personnel” means all employees, staff and agents of Adverum participating in the conduct of the Research Plan.
1.10	“Adverum Technology” means Adverum Patents and Adverum Know-How.
1.11

“Adverum Viral Vector” means each of: (a) Adverum’s proprietary viral capsid containing a nucleic acid sequence containing and capable of expressing a transgene of interest, known as “[***]”; (b) Adverum’s proprietary viral capsid containing a nucleic acid sequence containing and capable of expressing a transgene of interest, known as “[***]”; and (c) any Additional Adverum Viral Vector(s) that are added to this Agreement by mutual written agreement of the Parties.

1.12

“Affiliate” means, with respect to a particular Party or other entity, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party or other entity.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

1.13

“Applicable Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.14	“Calendar Quarter” means each respective period of three (3) consecutive months ending on March 31, June 30, September 30, and December 31.

2.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.15	“Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.
1.16	“Claims” has the meaning set forth in Section 10.1.
1.17	“CMO” means contract manufacturing organization.
1.18

“Collaboration Invention” means an Invention that is conceived or reduced to practice by or on behalf of a Party or any of its Affiliates or any of its sublicensees, individually or jointly, in the course of conducting the activities under the Research Plan.

1.19

“Collaboration Therapeutic Molecule” means (a) (i) one or more nucleic acids [***] (e.g., one or more [***] and/or a [***]), and/or (ii) a nucleic acid [***] that is [***] (e.g., a [***]), and (b) each of (a)(i) and (ii) which can be or is integrated within a Therapeutic Expression Cassette or the Viral Vector, provided that for purposes of this Agreement, references to Collaboration Therapeutic Molecules are intended only to include the molecule or portion of a molecule that fulfills subsection (a) and not Expression Elements.

1.20

“Commercialization” means the conduct of all activities undertaken before and after Regulatory Approval relating to the promotion, marketing, sale, and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling, and delivering Products to customers) of Products in the Field in the Territory, including: (i) sales force efforts, detailing, advertising, medical education, planning, marketing, sales force training, and sales and distribution; and (ii) post-approval clinical trials.  “Commercialize” and “Commercializing” have correlative meanings.

1.21

“Commercially Reasonable Efforts” means those efforts that are consistent with the efforts and resources normally used by a biotechnology company of similar size in the exercise of its reasonable business discretion relating to the research and development of a potential product as part of an active and ongoing program, or the commercialization of a product, in each case owned by it or to which it has exclusive rights, with similar product characteristics as a Product and of similar market potential at a similar stage in its development or product life as the Product, taking into account all relevant factors, including patent coverage, safety and efficacy, product profile, competitiveness of the marketplace, proprietary position and profitability (including pricing and reimbursement), and milestones that may be triggered in connection with the Commercialization of a Product.

1.22

“Confidential Information” of a Party means all Know-How, Materials, and other proprietary scientific, marketing, financial, business or commercial information that is disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing, or in electronic form.  The existence and terms of this Agreement are the Confidential Information of both Parties.  All information disclosed by a Party under the Confidentiality Agreement is deemed the Confidential Information of such Party pursuant to this Agreement.

3.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.23	“Confidentiality Agreement” means that certain Confidential Disclosure Agreement between the Parties dated as of [***].
1.24

“Cover” means, with respect to a Valid Claim in a country and a Product, that such claim would be infringed, absent a license, by the manufacture, use, offer for sale, sale or importation of such Product in such country.

1.25

“Development” means to develop (including preclinical, clinical, nonclinical, and chemistry manufacturing controls (“CMC”) development), analyze, test, and conduct preclinical, clinical, and all other regulatory trials for a Product or a Prototype Product, as well as all related regulatory activities and any and all activities pertaining to new indications, pharmacokinetic studies, and all related activities including work on new formulations, new methods of treatment, and CMC activities including new manufacturing methods.  “Developing” and “Develop” have correlative meanings.

1.26

“Editas Expression Elements” means any Expression Element that is: (a) proprietary to Editas as of the Effective Date; or (b) generated by or on behalf of Editas during the Term independent of this Agreement, in each case that is used by Editas under the Research Plan or provided by Editas to Adverum for use under the Research Plan.

1.27	“Editas Indemnitees” has the meaning set forth in Section 10.1.
1.28	“EU” means the European Union member states as then constituted.
1.29	“Executive Officers” has the meaning set forth in Section 13.2.
1.30

“Expression Elements” means the portion of a Collaboration Therapeutic Molecule or Therapeutic Expression Cassette that constitutes sequences that is necessary for the Collaboration Therapeutic Molecule to be integrated into or expressed using the Viral Vector, either as part of the viral payload (e.g., promoters, untranslated regions and poly A sequences, ITR sequences, or the like).

1.31	“Expression Element Invention” means any Collaboration Invention that pertains to the Expression Element Technology.
1.32	“Expression Element Technology” means any technology pertaining to the Expression Element.
1.33	“FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.34

“Field” means, with respect to a particular Product, the prevention or treatment of the Indication [***] to which such Product is directed, provided that, after the Option Period expires for any particular Indication, the Field shall only include the prevention or treatment of such Indication if Editas has exercised its Option with respect to such Indication.

4.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.35

“FTE” means the equivalent of a full-time individual’s work for a twelve (12) month period (consisting of a total of [***] hours per year of dedicated effort).  Any person who devotes more or less than [***] hours per year on the applicable activities shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on such activities, divided by [***].  For avoidance of doubt, the hours spent by temporary workers and contractors on applicable activities may be treated as FTE on a pro-rata basis, but the hours allocated to the work of general corporate or administrative personnel shall not be incorporated into FTE.

1.36	“FTE Rate” means an initial rate of [***] per FTE per year.
1.37

“First Commercial Sale” means, with respect to a Product in a country in the Territory, the first commercial sale of the Product in such country by Editas or its Affiliate or sublicensee to a Third Party that is not a sublicensee of Editas or its Affiliates following receipt of Regulatory Approval for sale of such Product in such country.

1.38

“Generic Product” means, with respect to a Product in a particular regulatory jurisdiction, any pharmaceutical product that (a) (i) contains the same active pharmaceutical ingredients as such Product for the same route of administration as such Product and is approved by the Regulatory Authority in such country; or (ii) is approved by the Regulatory Authority in such country as a substitutable generic for such Product; and (b) is sold in such jurisdiction by a Third Party that is not a sublicensee and did not purchase such product in a chain of distribution that included any of Editas or its Affiliates or sublicensees.

1.39	“Indemnified Party” has the meaning set forth in Section 10.3.
1.40	“Indemnifying Party” has the meaning set forth in Section 10.3.
1.41	“Indication” means any or all of the Initial Indication and the Additional Indications, as the context dictates.
1.42	“Initial Indication” means [***].
1.43	“Initial Option Exercise Period” has the meaning set forth in Section 3.2.
1.44

“Invention” means an invention that is conceived or made by a Party or its Affiliates, employees, sublicensees, independent contractors, agents, or consultants, alone or jointly with the other Party, in the course of performing the Research Plan or other activities related to the Development, manufacture, or Commercialization of the Products under this Agreement.

1.45	“Joint Invention” has the meaning set forth in Section 8.1(c).
1.46	“Joint Patent” has the meaning set forth in Section 8.1(c).
1.47	“Joint Research Committee” or “JRC” has the meaning set forth in Section 2.1.

5.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.48

“Know-How” means Inventions, discoveries, know-how, trade secrets, information, techniques, data, formulas, procedures, and results, including without limitation physical, chemical, biological, toxicological, pharmacological, safety, and pre-clinical and clinical data, dosage regimens, control assays, and product specifications, but excluding Patents.

1.49	“License” has the meaning set forth in Section 3.4.
1.50	“License Effective Date” means the Option Exercise Date with respect to a particular Indication.
1.51	“MAA” means a marketing authorization application or equivalent application, and all amendments and supplements thereto, filed with the applicable Regulatory Authority in any country or jurisdiction.
1.52	“Major Market Countries” means [***].
1.53

“Materials” means any tangible chemical or biological research materials that are provided or otherwise made available by one Party to the other Party under the terms of this Agreement. The term Materials shall also include any unmodified derivatives or progeny of such Material.

1.54	“NDA” means a New Drug Application, as defined in the Federal Food, Drug, and Cosmetic Act, as amended, and applicable regulations promulgated thereunder by the FDA.
1.55

“Net Sales” means the gross invoice price of Product (or Royalty Non-Adverum Product, as applicable) sold or otherwise disposed of by Editas or its Affiliates or sublicensee to independent Third Parties, reduced by the following amounts (calculated in accordance with generally accepted accounting principles in accordance with International Financial Reporting Standards as consistently applied by Editas or its Affiliate or sublicensee, as applicable): (a) the amounts actually allowed or taken as volume, trade, quantity, or early payment discounts; (b) credits actually given for returned Product (including withdrawals, recalls, rejections, and returns); (c) all rebates, chargebacks, retroactive price reductions, patient discount programs, and other sales allowances that are actually granted to any payor, including managed health organizations, including rebates, reductions, and allowances mandated by government; (d) taxes (other than income or withholding taxes) directly attributable to the sale of such Product (or Royalty Non-Adverum Product, as applicable), including duties, tariffs, mandated contribution or other governmental charges levied on the sale of such Products, including VAT, excise taxes, sales taxes, and that portion of the annual feel on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended), that Editas or its Affiliates or sublicensees, as applicable, allocate to the sales of such Product in accordance with Editas or its Affiliate’s or sublicensee’s standard policies and procedures consistently applied across its products, as applicable, in each case, to the extent non-creditable or refundable, (e) bad debt expense and amounts actually written off by reason of uncollectible debt; and (f) transportation costs, including

6.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

insurance and shipping, freight, and handling charges. Any consideration received in exchange for the transfer of Product for use in clinical trials, sampling, promotional, and/or compassionate or charitable uses, or in connection with patient assistance programs, in each case at or below cost, shall not be included in Net Sales.

If Editas or its Affiliates or sublicensees receive non-cash consideration for Product (or Royalty Non-Adverum Product, as applicable) sold or otherwise transferred to an independent Third Party, Net Sales for such sale or transfer will be determined as above based on the average of the gross invoice prices charged to other independent Third Parties in respect of cash sales during the applicable Calendar Quarter.

Sales between Editas and its Affiliates and sublicensees shall be disregarded for purposes of calculating Net Sales except if such purchaser is an end user.

1.56

“Non-Adverum Product” means a genome editing product consisting of the Other Viral Vector containing a Therapeutic Expression Cassette to deliver one (1) or more Collaboration Therapeutic Molecule(s) [***] directed to the Initial Indication, provided, that (A) a Non-Adverum Product for purposes of this Agreement, including without limitation, any payments that may due pursuant to Sections 6.3(b) and 6.5(b),  may only exists if the Parties have agreed to an Other Viral Vector Agreement and (B) such Non-Adverum Product is solely with respect to [***] with respect to the Initial Indication.

1.57	“Option” has the meaning set forth in Section 3.1.
1.58

“Option Exercise Date” means the date (if any) on which Editas exercises the Option with respect to an Indication in accordance with Section 3.2.  For clarity, if Editas exercises the Option with respect to each Indication on separate dates, each such date shall be deemed an “Option Exercise Date” for the applicable Indication.

1.59

“Option Period” means the period of time commencing on the Effective Date and ending on the earlier of (a) the last to occur Option Exercise Date; and (b) the date on which the Option expires in its entirety pursuant to Section 3.2.

1.60	“Other Viral Vector” means the [***] viral vector known as [***].
1.61

“Out-of-Pocket Cost” means direct project related expenses paid or payable to Third Parties and specifically identifiable and incurred in accordance with the Research Plan; such expenses shall have been recorded as income statement items in accordance with Adverum’s accounting standards and for the avoidance of doubt, will not include any travel expenses, pre-paid amounts or capital expenditures, or financing costs without Editas’ prior consent.

1.62

“Patents” means (a) patents, re-examinations, reissues, renewals, extensions and term restorations, and foreign counterparts thereof, and (b) pending applications for patents, including, without limitation, provisional applications, continuations, continuations-in-part, divisional and substitute applications, inventors’ certificates, and extensions.

7.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.63

“Product” means a genome editing product consisting of an Adverum Viral Vector (such designation to be made on an Indication by Indication basis) containing a Therapeutic Expression Cassette to deliver one (1) or more Collaboration Therapeutic Molecule(s) [***] for use in the Field.  For clarity, [***] shall be treated as a single Product, including, for purposes of the payments contemplated by Sections 6.3, 6.4 and 6.5 of this Agreement, but Products [***] will be deemed to be a different Product, unless [***].

1.64

“Product Data” means testing results, data and trial protocols specific to a Product (whether or not such Product includes a Viral Vector) generated or developed in the course of work performed under this Agreement.  Product Data are a subset of Research Data.

1.65

“Prototype Product” means an Editas genome editing product that includes a Viral Vector that is being tested by Editas during the Option Period for the applicable Indication, subject to Editas’ exclusivity obligation under Section 3.11.  Any Prototype Product shall be deemed a Product after Editas exercises the Option with respect to the Indication applicable to such Product.

1.66	“[***]” means the [***].
1.67

“Regulatory Approval” means any and all approvals, licenses, registrations, permits, notifications, and authorizations (or waivers) of any applicable Regulatory Authority that are necessary for the manufacture, use, storage, import, transport, promotion, marketing, distribution, offer for sale, sale, or other commercialization of a Product in a given country or regulatory jurisdiction.

1.68

“Regulatory Authority” means any applicable Governmental Authority responsible for granting Regulatory Approvals for Products, including the FDA, the EMA, and any corresponding national or regional regulatory authorities.

1.69

“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Adverum Patents, including orphan drug exclusivity, new chemical entity exclusivity, data exclusivity, or pediatric exclusivity.

1.70

“Regulatory Filings” means any regulatory application, submission, notification, communication (including meeting minutes), correspondence, registration, briefing documents, and other filings made to, received from, or otherwise conducted with a Regulatory Authority in order to Develop, manufacture, or Commercialize a Product in a particular country or jurisdiction, including any IND, MAA, or Regulatory Approval.

1.71	“Research Budget” has the meaning set forth in Section 2.2(a).
1.72

“Research Costs” means expenses incurred by Adverum in carrying out the work under the Research Plan, calculated as the sum of (i) all Out-of-Pocket Costs incurred by Adverum with respect to the activities outlined in the Research Plan, including the

8.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cost of acquiring clinical supplies; and (ii) the cost of Adverum employees in carrying out the activities outlined in the Research Plan calculated at the FTE Rate [***].
1.73	“Research Data” means all data, results, records, reports, information and any other Know-How which are generated in the course of the performance of activities under the Research Plan.
1.74

“Research Period” shall mean the period commencing on the Effective Date and ending on the earlier of (i) completion of all research contemplated by the Research Plan (as may be amended from time to time by mutual agreement of the Parties) and (ii) [***].

1.75	“Research Plan” has the meaning set forth in Section 2.2(a).
1.76	“Research Records” has the meaning set forth in Section 2.3(a).
1.77	“Royalty Term” has the meaning set forth in Section 6.5(c).
1.78	“Sole Inventions” has the meaning set forth in Section 8.1(c).
1.79

“Sublicensee Revenue” means all consideration received by Editas or its Affiliates from a current or prospective sublicensee in consideration for the grant to or by, or the exercise by, such sublicensee or its Affiliate or licensee of an option, license, or other right to Develop or Commercialize any Product (and, for purposes of clarity, the term Product shall not include any Non-Adverum Product), which may include upfront payments, option fees, license fees, annual maintenance fees, minimum annual payments, and milestone payments, but specifically excludes payments received by Editas or its Affiliates (a) that constitute royalties and other payments based upon the magnitude of sales of Products, (b) as consideration for the issuance to such sublicensee of equity or debt securities of Editas or its Affiliates to the extent above the fair market value, (c) for providing Development or Commercialization services to such sublicensee after the effective date of the agreement between Editas and such sublicensee on normal commercial terms; or (d) as reimbursements or funding for research and development costs and reasonable patent prosecution, maintenance, or defense expenses actually incurred by Editas or its Affiliates.

1.80	“Term” has the meaning set forth in Section 12.1.
1.81	“Territory” means worldwide.
1.82

“Therapeutic Expression Cassette” means: (a) one or more nucleic acid sequences containing and capable of expressing a transgene encoding a Collaboration Therapeutic Molecule, and (b) which can be or is integrated within the Viral Vector, provided that for purposes of this Agreement, references to Therapeutic Expression Cassette are intended only to include the sequence or portion of a sequence that fulfills subsection (a) and not Expression Elements.

9.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.83

“Therapeutic Invention” means any Collaboration Invention that pertains to: (a) the composition of a Collaboration Therapeutic Molecule or Therapeutic Expression Cassette; (b) the method of using a Collaboration Therapeutic Molecule or Therapeutic Expression Cassette; or (c) the method and process of manufacturing the Collaboration Therapeutic Molecule or Therapeutic Expression Cassette, other than any Vector Manufacturing Technology, other than any Vector Invention or Expression Element Invention.

1.84	“Third Party” means any Person other than a Party or an Affiliate of a Party.
1.85	“[***]” means that certain [***] Agreement by and between Adverum and the [***] dated as of [***].
1.86	“[***] Agreements” means those Upstream Agreements between the [***] and Adverum. The [***] Agreements as of the Effective Date are listed in Exhibit B.
1.87	“[***] Patents” means those Patents listed in Exhibit A.
1.88	“United States” or “US” means the United States of America, its territories and possessions.
1.89

“Upstream Agreements” means those agreements which concern the Adverum Technology that is Controlled by Adverum pursuant to an agreement with a Third Party, provided that, if any agreement is entered into after the Effective Date under which Adverum obtains any intellectual property from a Third Party, such agreement shall only be included as an Upstream Agreement, and such intellectual property included as Adverum Technology, to the extent Editas consents to such inclusion and agrees to be bound by the terms and conditions of such Third Party agreement and make payments thereunder that are triggered by Editas’ activities under this Agreement, further provided that Editas shall not be required to consent to such inclusion, in which event such Third Party intellectual property shall be excluded from the definition of Adverum Technology.  The Upstream Agreements as of the Effective Date are listed in Exhibit B.

1.90	“Vector Invention” means any Collaboration Invention that pertains to the Vector Technology other than any Expression Element Invention.
1.91

“Vector Manufacturing Cassette” means a nucleic acid sequence containing and capable of expressing viral genes that are necessary or useful for the replication, packaging or production of an Adverum Viral Vector in a host cell.

1.92

“Vector Manufacturing Technology” means compositions of matter and methods of use that pertains to (a) Vector Manufacturing Cassettes that are useful for improving the production of Adverum Viral Vector by a host cell, and/or (b) baculoviruses, in each case that is not specific to the expression of the Collaboration Therapeutic Molecule.

10.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.93

“Vector Technology” means technology pertaining to: (a) compositions of matter comprising, and methods of and compositions for using, designing, discovering or creating (but specifically not manufacturing), an Adverum Viral Vector, and/or (b) the Vector Manufacturing Technology.

1.94	“Viral Vector” means an Adverum Viral Vector or the Other Viral Vector.
2.	Governance and Research During THE RESEARCH Period
2.1	Joint Research Committee.
(a)

Establishment.  The Parties will establish a joint research committee (the “Joint Research Committee” or “JRC”) , composed of three (3) representatives of each Party, each of whom have experience in pharmaceutical discovery and development.  Within thirty (30) days following the Effective Date, each Party will notify the other Party of the dates of availability for the first meeting of the JRC.  Each Party may replace its representatives on the JRC on written notice to the other Party. The initial members of the JRC are listed in Exhibit C.

(b)

Responsibilities. The JRC shall oversee and review the execution of the Research Plan. In particular, the JRC shall be responsible for discussing and reviewing the status, progress, and results of Adverum’s performance of the Research Plan and the Research Budget.

(c)

Meetings.  The JRC Committee shall meet at least once per Calendar Quarter during the Research Period. The JRC shall hold its first meeting as soon as reasonably practicable, but in no event later than sixty (60) days following the Effective Date. Meetings will be held at such place or places as are mutually agreed or by teleconference or videoconference. Each Party may from time to time invite a reasonable number of participants who are under obligations of confidentiality consistent with this Agreement, in addition to its representatives, to attend JRC meetings in a non‑voting capacity, with the consent of the other Party (which shall not be unreasonably withheld). At each JRC meeting, each Party will update the other Party on, and the Parties will review and discuss, the performance of the Research Plan, the status of Development activities with respect to the Products for the Indications, and possible amendments to the Research Plan. Each Party shall solely bear all costs it incurs in connection with its participation at any meetings under this Section 2.1(c).

11.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)

Decision Making. The JRC will make decisions by unanimous vote, with the representatives of each Party collectively having one (1) vote. In the event the Parties’ JRC representatives do not agree on any particular matter, then:

(i)	the [***] representatives shall have the final decision making authority with respect to (A) [***], (B) any [***] that is [***]; and (C) the [***] and [***]; and
(ii)	all other disagreements are to be decided by the mutual agreement of the Parties, including decisions with respect to the [***] or [***].
(e)	JRC Authority. The JRC shall have no authority to amend or interpret this Agreement, nor to expand the obligations of either Party under this Agreement.
2.2	The Research Plan.
(a)

Content.  All studies of the Prototype Product during the Research Period shall be conducted pursuant to a written research plan (as amended in accordance with this Agreement, the “Research Plan” and the activities contemplated thereby, the “Research”).  The Research Plan shall set forth the timeline and details of all the activities to be conducted by each Party or its Affiliates and, in the case of activities to be carried out by Adverum, the anticipated budget for all Research Costs (the “Research Budget”).  The initial version of the Research Plan, which has been agreed to by the Parties, is attached hereto as Exhibit D.

(b)

Research Plan Responsibilities.  Each Party shall be responsible for conducting the activities assigned to it in the Research Plan and shall conduct such activities in accordance with the Research Plan and, in the case of Adverum, the Research Budget.

(c)

Research Costs.  Editas shall be responsible for (i) all costs Editas incurs in performing its obligations under the Research Plan, and (ii) all Research Costs reasonably incurred by Adverum in performing its obligations under the Research Plan, subject to a maximum payment obligation of [***] of the Research Budget each Calendar Quarter or such greater amount as Editas may approve in writing, provided, that such approval must be obtained in advance of Adverum incurring expenses in excess of such amounts.  Adverum shall submit an invoice to Editas on a Calendar Quarter basis within [***] calendar days following the end of such Calendar Quarter for reimbursement of Research Costs, which invoice will set forth in detail the costs to be reimbursed, and Editas shall pay each such invoice within [***] days of receipt of such invoice to the extent (i) such invoice is not subject to a good faith dispute and (ii) is not, when taken together with any prior invoices, in excess of [***] of the Research Costs in the aggregate or [***] of the Research Costs allocated to the applicable Calendar Quarter.  In the event that Adverum anticipates that Research Costs will exceed the Research Budget by more than [***], Adverum shall promptly notify the JRC so that it may review any such

12.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

anticipated increase and propose an amendment to the Research Budget, provided, that any change to the Research Budget shall require Editas’ written approval.
(d)

Revisions to Research Plan. The Parties agree and acknowledge that the initial version of the Research Plan is subject to change and that Editas may request that other studies or tasks be performed by Adverum with respect to Prototype Products, which Adverum shall agree to conduct, provided, that [***] (such requests, “Additional Requests”). Adverum shall propose to Editas within [***] business days (or [***] days in the event it is not practicable for Adverum to provide such proposal within [***] business days) (i) a reasonable increase of the Research Budget attributable to the Additional Request, including, without limitation, the number of necessary FTEs (and, for purposes of clarity, the costs of FTEs shall be the FTE rate [***]), and (ii) a reasonable timeframe for completing the Additional Request.  The scope of the Additional Request, as well as the related Research Budget and timeline, shall be subject to the mutual agreement of both Parties. In the event an Additional Request is mutually agreed to pursuant to the prior sentence, then the Research Plan and Research Budget shall be updated by the Parties to reflect such changes. If Editas [***], then Editas shall provide Adverum an Additional Request with respect to the research and development activities involving such [***], and Adverum shall provide [***], which Editas shall have the right to review and comment on.  Following the Parties’ agreement of [***] (the “Other Viral Vector Agreement”), the Research Plan and Research Budget shall be updated by the Parties to reflect such Other Viral Vector Agreement, and Adverum shall perform the research and development in accordance with such updated Research Plan.

(e)	Conflict. If the terms of the Research Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.
(f)

Conduct. Each Party shall, and cause any of its Affiliates to, conduct the activities assigned to such Party pursuant to the Research Plan: (i) in a professional manner; (ii) in accordance with good scientific practices and Applicable Law; and (iii) on a timely basis. Each Party shall ensure that all personnel employed or engaged by such Party in connection with the conduct of such activities are bound by written agreements to assign to such Party all of their right, title and interest in and to any Collaboration Invention. Other than routine service vendors, contract research organizations and clinical research organizations, neither Party shall use any Third Party to perform its obligations under the Research Plan unless approved in writing by the other Party, and as of the Effective Date, Editas approves Adverum’s use of [***] to perform its obligations under the Research Plan, provided, in all cases that each Party shall be liable for the actions and omissions of such Third Parties engaged by it. During the Research Period, Adverum shall devote substantially the number of FTEs to the conduct the Research as is specified in the Research Plan.

13.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g)

Scope of Adverum Technology.  The central focus of the Research to be carried out by Adverum under this Agreement involves the testing and optimization of the Viral Vector for a potential Prototype Product, including, without limitation, any Other Viral Vector in accordance with the terms of Section 2.2(d) or Section 3.11.  The Parties recognize that Adverum also possesses other technology, including [***] that may be useful to individual Prototype Products.  Prior to incorporating any such Adverum technology into Prototype Products beyond Vector Technology, the Parties shall discuss the terms of any expanded license and, if mutually agreed, amend this Agreement accordingly.

(h)

Technology Transfer.  In order to facilitate the Research, each Party shall, as set forth in the Research Plan, provide to the other Party certain Materials and Know-How Controlled by the supplying Party for use by the other Party in furtherance of the Research. All Materials transferred pursuant to the Research Program shall be used (i) only for the specific purpose provided for in the Research Plan and (ii) solely under the control of the receiving Party. The Materials may not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used in research or testing involving human subjects, except within the scope of the commercial license under this Agreement. All Materials shall be returned to the supplying Party or destroyed (at the election of the supplying Party) promptly after completion of the use permitted under this Agreement. In order to properly assess whether it wants to exercise its option with respect to an Additional Indication, Editas shall have the right to reasonably request Materials and Know-How from Adverum that are necessary or reasonably useful for Editas to make such assessment, which Adverum shall supply to Editas within a reasonable timeframe, and which Editas can use solely to evaluate whether or not to exercise its Option with respect to an Additional Indication.

2.3	Research Data.
(a)

Records.  Each Party shall maintain, and shall ensure that personnel employed or engaged by such Party in connection with the activities under the Research Plan maintain complete, current, and accurate records of all activities conducted under the Research Plan (“Research Records”) and all Research Data.  Such records shall fully and properly reflect all work done and results achieved in good scientific manner appropriate for regulatory and patent purposes.  Each Party shall maintain such records in a professional manner in compliance with, and for as long as required by, all Applicable Laws.  Neither Party shall not destroy any such records without first providing the other Party a reasonable opportunity to take possession of such records.

(b)

Ownership.  All Research Records and Research Data shall be: (i) if [***] or [***] or [***] or [***], in each case, solely owned by Editas and deemed Editas’ Confidential Information; (ii) if [***] and [***] and/or [***], solely owned by Adverum and deemed Adverum’s Confidential Information; and (iii) if [***]

14.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and/or [***], jointly owned by the Parties and deemed Confidential Information of both Parties.  Each Party hereby assigns its rights, title and interest in and to any such Research Records and Research Data to effectuate the intent of this Section 2.3(b).

(c)

Delivery.  Each Party shall provide the other Party updates to the Research Data (or sooner if contemplated by the Research Plan) (i) at each regularly schedule JRC meeting and (ii) upon reasonable request from the other Party. In addition, each Party shall provide the other Party with copies of all Research Data, to the extent not previously delivered, within thirty (30) days of completion of the Research. Following the expiration or termination of the Research Period, each Party shall deliver a final report to the JRC, which shall include a summary of all the Research Records and Research Data, including any raw data for the work conducted under the Research Plan.

2.4

Material Impediment.  In the event the Parties mutually agree, in good faith, that there has been a material impediment in using the Adverum Viral Vector for any Indication, then Editas shall have the right to terminate this Agreement with respect to such Indication pursuant to Section 12.3, provided that: (a) if such termination occurs prior to Editas’ exercise of its Option with respect to such termination, the non-exercise of such Option by Editas in such Indication shall not prejudice Editas’ option exercise with respect to any other Indication as set forth in Section 3.3; (b) Section 4.6 and the provisions pertaining to Non-Adverum Product(s), if applicable, shall survive such termination even if such termination occurs with respect to the Initial Indication.

3.	Option and LicenseS
3.1

Option Grant. Subject to the terms and conditions of this Agreement, Adverum hereby grants to Editas an exclusive option to obtain the License (“Option”) exercisable as set forth in Sections 3.2 and 3.3.

3.2

Option for Initial Indication.  Editas may elect, in its sole discretion, to exercise the Option with respect to the Initial Indication by providing written notice to Adverum at any time within twelve (12) months following the Effective Date (the “Initial Option Exercise Period”).  If Editas exercises such Option (the “Option Exercise”), it shall designate the Adverum Viral Vector that Editas selects for use with the Product directed to the Initial Indication and Editas shall (1) pay an exercise fee pursuant to Section 6.2 and (2) receive the license set forth in Section 3.4(a).  For clarity, Editas may, in its sole discretion, elect to use the Other Viral Vector solely with respect to [***] with respect to the Initial Indication solely in accordance with Section 4.6.

3.3

Option For Additional Indications.  Whether or not Editas exercises the Option with respect to the Initial Indication within the Initial Option Exercise Period, Editas shall have the right to elect, in its sole discretion, to exercise the Option with respect to one or more (and up to all) of the Additional Indications by providing written notice to Adverum, provided that Editas shall exercise all such Options within the three years

15.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

following the Effective Date (the “Additional Indication Option Exercise Period”), provided, that Editas has either made the Initial Option Exercise or has made an option exercise pursuant to this Section 3.3 during the two (2) year period following the Effective Date.  With each exercise of the Option with respect to each Additional Indication, Editas shall (a) pay the option exercise fee under Section 6.2, (b) receive the license set forth in Section 3.4(a) with respect to such Additional Indication and (c) designate the Adverum Viral Vector that will be used with the Product directed to such Additional Indication (which must be an Adverum Viral Vector and not the Other Viral Vector).  If there are any Additional Indications as to which Editas does not exercise the Option within the Additional Indication Option Exercise Period, then: (i) the Option with respect to such Additional Indication(s) shall no longer be exercisable and the License granted under Section 3.4 shall be of no force or effect with respect to such Additional Indication(s); (ii) Adverum will be free to initiate, solicit, discuss, negotiate or enter into any agreement or arrangement with any Third Party regarding licensing or other disposition of any rights to the Adverum Technology with respect to such Additional Indication(s), without further obligation to Editas and (iii) Section 3.11 shall lapse with respect to such Additional Indication(s).

3.4	License Grant to Editas. As used herein, the term “License” shall refer to the license granted by Adverum to Editas under either Section 3.4(a) or 3.4(b), as the case may be.
(a)

If Editas designates an Adverum Viral Vector for use with a Product pursuant to Section 3.2 or Section 3.3, then Adverum shall grant and hereby grants to Editas, effective as of the License Effective Date, an exclusive (even as to Adverum), worldwide, royalty-bearing, license, with the right to sublicense as set forth in Section 3.8, under the Adverum Technology to Develop, make, have made, use, import, export, offer for sale, sell, and otherwise Commercialize such Product in the Field applicable to such Product (which, in the case of a License granted with respect to an Additional Indication, shall include any disease causing mutation related to such Additional Indication) in the Territory, but with respect only to Products that incorporate an Adverum Viral Vector.  This License (and the Parties’ rights and obligations thereunder) shall automatically become effective on the License Effective Date without the need for further action by the Parties.

(b)

If the Parties reach the Other Viral Vector Agreement, Adverum shall grant and hereby grants to Editas, effective as of the License Effective Date, an exclusive (even as to Adverum), worldwide, royalty-bearing, license, with the right to sublicense as set forth in Section 3.8, under the Adverum Technology (excluding, however, Vector Manufacturing Technology and any rights under the [***] Agreements) to Develop, use, import, export, offer for sale, sell, and otherwise Commercialize a Non-Adverum Product in the Initial Indication in the Field and in the Territory.  The License (and the Parties’ rights and obligations thereunder) shall automatically become effective on the License Effective Date without the need for further action by the Parties.

16.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5

License Grant to Adverum.  Editas hereby grants to Adverum, effective as of the Effective Date, a non-exclusive, royalty-free license under the relevant Patents and Know-How Controlled by Editas (the “Editas IP”) solely to perform its obligations under the Research Plan and for no other purpose.

3.6

No Non-Permitted Use.  Editas hereby covenants that it will not, nor will it cause or permit any Affiliate or sublicensee to, knowingly use or practice, directly or indirectly, any Adverum Patents and/or Adverum Know-How transferred to Editas for any purposes other than those expressly permitted by this Agreement.  Adverum hereby covenants that it will not, nor will it cause or permit any Affiliate or sublicensee to, knowingly use or practice, directly or indirectly, any Editas IP transferred to Adverum for any purposes other than those expressly permitted by Section 3.5 of this Agreement.  Without limiting the foregoing, the Parties hereby covenant that they will not, nor will they cause or permit any Affiliate or sublicensee to: (a) derivatize or reverse engineer the other Party’s Materials (specifically, in the case of Editas, modify, derivatize or reverse engineer any Adverum Viral Vector), and/or (b) knowingly use or practice, directly or indirectly, any of the other Party’s intellectual property transferred pursuant to the terms of this Agreement for any purpose other than the research, Development, or Commercialization of the Products pursuant to this Agreement (specifically, in the case of Editas, research, Develop and/or Commercialize any Product outside an Indication for which Editas has exercised its Option therefor, except for a Non-Adverum Product in accordance with this Agreement).

3.7

No Other Licenses.  Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication or otherwise, other than the license rights that are expressly granted under this Agreement.

3.8	Sublicensing.
(a)

Restrictions.  Editas shall have the right to sublicense any of the license rights granted to it under Section 3.4 to any of its Affiliates or any Third Party, provided that: (i) each sublicense is generally consistent with the terms and conditions of this Agreement, (ii) each sublicense under Section 3.4(a) sets forth the date upon which Adverum’s license with respect to the [***] Patents expires, and (iii) Editas remains responsible for the performance of its obligations under this Agreement.

(b)

Copies.  Editas shall notify Adverum within thirty (30) days after execution of a sublicense entered into hereunder and provide a copy of the fully executed sublicense agreement to Adverum at the same time, which sublicense agreement shall be deemed the Confidential Information of Editas.  If Adverum is required by any Upstream Agreement to provide Adverum’s upstream licensor a copy of such sublicense agreement, Editas shall provide to Adverum a copy of such sublicense agreement which may be redacted to the extent permitted under such Upstream Agreement, as set forth in Section 3.9, and Adverum shall use and/or disclose such copy solely and only to the extent necessary to fulfill its obligations to such upstream licensor.

17.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.9	Upstream Agreements.
(a)

All licenses granted by Adverum under this Article 3, to the extent licensed or sublicensed to Adverum under an Upstream Agreement and licensed to Editas under this Article 3, are subject to the relevant terms and conditions of the Upstream Agreements.  Any exclusive licenses that are granted under this Article 3 that constitute sublicenses under the Upstream Agreements are exclusive only to the extent of the nature of the license granted to Adverum under the Upstream Agreements.  Editas acknowledges that it has received copies of the Upstream Agreements prior to the Effective Date.

(b)

Any sublicense granted to any Third Party under any of the [***] Agreements must include the following: (i) a statement setting forth the date upon which Adverum’s exclusive rights, privileges, and licenses to the Patents expire under the [***] Agreements, (ii) provisions passing through to sublicensees all of the rights of the [***] under the [***] Agreements and requiring the performance of all applicable obligations due under the [***] Agreements, other than those that are the direct obligations of Adverum, (iii) an indemnity from such sublicensee in favor of the [***] upon the same terms as set forth in such [***] Agreement.

(c)

Any sublicense granted to any Third Party under any of the [***] Agreements may provide such sublicensee the right to further sublicense only to the extent such sublicensee deems such sublicenses commercially reasonable, useful, or necessary for the development and/or commercialization of the Licensed Product(s) or Licensed Method(s) (solely for purposes of this Section 3.9(c), both as defined under Sections [***] of the [***] Agreements) in accordance with the [***] Agreements, provided that (i) such further sublicenses are subject to a written agreement, consistent with the terms and conditions of the [***] Agreements and (ii) each sublicensee shall, within thirty (30) days after issuing any further sublicense, furnish to Adverum, subject to any confidentiality provisions with third parties but in any event sufficient for Adverum to fulfill its obligations under the [***] Agreements, all material terms of any such sublicenses pertaining to the [***] interests, including the sublicensee name and address and the indemnification of the [***] as provided in the [***] Agreements.

(d)

Editas shall, within thirty (30) days following the grant of any sublicense under a [***] Agreement, provide to Adverum for delivery to the [***], subject to any confidentiality provisions with third parties but in any event sufficient for Adverum to fulfill its obligations under the [***] Agreements, all material terms of such sublicense pertaining to the [***] interests, including the sublicensee name and address, and confirmation of the foregoing indemnification. Additionally, Editas shall provide to Adverum so that Adverum can provide the [***] with a copy of each sublicense agreement, which may be redacted to protect sensitive information, but must contain sufficient information to assure the [***] that the sublicense is consistent with the [***] Agreement, and under no circumstances shall any financial terms necessary to calculate payments due to the

18.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] be redacted. Editas consents to Adverum’s provision of this Agreement to the [***] pursuant to Section [***] of the [***] Agreements, subject to any confidentiality provisions with third parties but in any event sufficient for Adverum to fulfill its obligations under the [***] Agreements.

(e)

Pursuant to Sections [***] of the [***] Agreement [***], the Inventions (solely for purposes of this Section 3.9(e) and Section 3.9(g), as defined in the [***] Agreement [***]), were funded in part by the U.S. government.  Products covered by patent applications or patents claiming the Inventions and sold in the United States shall, to the extent required by applicable Law (including PL 96-517, as amended by PL 98-620), be substantially manufactured in the United States.

(f)

Pursuant to Section [***] of the [***] Agreements, for any Patent Rights licensed to Adverum pursuant to the [***] Agreements, upon termination of one or more of the [***] Agreements for any reason, so long as Editas is in compliance with this Agreement as of the date of such termination of the [***] Agreement(s), the license to the applicable Patent Rights under Section 3.4 shall survive termination of the [***] Agreement(s) and Editas shall be allowed, at its discretion, to become a direct licensee of the [***], provided that (i) each such direct license shall be subject to the same non-financial terms and conditions as those in the terminated [***] Agreement(s) except that the [***] shall not be bound to perform any duties or obligations set forth in this Agreement that extend beyond the duties and obligations of the [***] under the terminated [***] Agreement(s); (ii) Editas (or if there is at such time more than one surviving sublicensee, such sublicensees [***]) shall be required to make [***] payments due pursuant to Section [***] of the terminated [***] Agreement(s) or any [***] due pursuant to Section [***] of the terminated [***] Agreements; and (iii) Editas shall be required to make any other monetary payment(s) that, had the terminated [***] Agreement(s) not been terminated, Adverum would have been required to make under the [***] Agreements as a result of its license to or the activities of Editas.

(g)

[***] and [***] expressly reserve the right to [***] (solely for purposes of this Section 3.9(g), as defined in the [***] Agreements or with respect to [***], as defined in [***] Agreement [***]) for [***]; to [***] and [***], or [***] and/or [***] (solely for purposes of this Section 3.9(g), as defined in the [***] Agreements or with respect to [***], as defined in [***] Agreement [***]) to [***] for [***] and [***] for [***].

3.10

Non-Encumbrance. During the Initial Option Exercise Period, Adverum shall not, and shall cause its Affiliates not to, license, dispose of, sell, grant an option or any other right to acquire a right or license to, or otherwise transfer or encumber, directly or indirectly, any right, title or interest in the Adverum Technology or Vector Technology to any extent such Adverum Technology or Vector Technology is subject to the Option contemplated by Section 3.2(a), in a manner that would prevent Editas from obtaining the rights it would have otherwise obtained upon the exercise of the Option hereunder with respect to the Initial Indication. During the Additional Indication Option Exercise Period, Adverum

19.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall not, and shall cause its Affiliates not to, license, dispose of, sell, grant an option or any other right to acquire a right or license to, or otherwise transfer or encumber, directly or indirectly, any of its Adverum Technology or Vector Technology to any extent such Adverum Technology or Vector Technology is subject to the Option contemplated by Section 3.3, in a manner that would prevent Editas from obtaining the rights it would have otherwise obtained upon the exercise of the Option hereunder with respect to such Additional Indication(s).

3.11

Exclusivity.  Other than as contemplated by this Agreement, Editas shall not have the right to conduct any [***] activities, either by itself or through any of its Affiliates or with a Third Party, with respect to [***] (including without limitation [***]) and directed at: (a) the [***] (other than [***]) or any [***], in each case, during the Option Period for such Indication; or (b) [***], (other than [***]) (such exclusivity, the “Editas Exclusivity”). Other than as contemplated by this Agreement, Adverum shall not have the right to conduct any [***] activities, either by itself or through any of its Affiliates or a Third Party, with respect to [***] (including without limitation [***] and directed at: (i) [***], in each case, during the Option Period [***]; or (ii) [***] (such exclusivity, the “Adverum Exclusivity”). Notwithstanding the foregoing sentence, Adverum and its Affiliates shall not have the right to [***] with respect to [***]. Notwithstanding the foregoing, (A) Editas may terminate this Agreement on an Indication-by-Indication basis by providing written notice to Adverum under Section 12.3, upon which termination the exclusivity obligation under this Section 3.11 with respect to such terminated Indication shall be of no further effect with respect to both Adverum and Editas; and (B) the Editas Exclusivity shall terminate with respect to the Initial Indication if the Agreement is terminated with respect to the Initial Indication for any material impediment in accordance with Section 2.4 of this Agreement. For purposes of clarity though, Editas may always terminate the Agreement on an Indication-by-Indication basis, including the Initial Indication, pursuant to clause (A) of this sentence and Section 12.3, regardless of whether there has been a material impediment pursuant to the terms of Section 2.4 of this Agreement.

4.	Development and Regulatory
4.1

Disclosure of Know-How. Following the License Effective Date, Adverum shall disclose to Editas such Adverum Know-How as Editas reasonably requires to carry out the Research Plan.  Thereafter, on a Calendar Quarter basis during the Term, Adverum, without additional consideration but at the reasonable request of Editas, shall disclose to Editas or its designated Affiliate any additional Adverum Know-How not previously disclosed, to the extent necessary for Editas’ conduct of the Research Plan during the Option Period or Editas’ practice of the license granted under Section 3.4 after its exercise of the Option.

4.2

Development Costs.  Subject to Section 4.6, Editas shall be solely responsible, at its own cost, for the Development of Products in the Field in the Territory, other than any activities assigned to be performed by Adverum pursuant to the Research Plan.

20.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3	Joint Development Committee.
(a)

Establishment.  The Parties will establish a Joint Development Committee (the “JDC”), composed of three (3) representatives of each Party, each of whom have experience in pharmaceutical discovery and development.  Within thirty (30) days following the notice by Editas that it is exercising its Option, each Party will designate its initial members to serve on the JDC and notify the other Party of the dates of availability for the first meeting of the JRC.  Each Party may replace its representatives on the JDC on written notice to the other Party.

(b)

Responsibilities.  The purpose of the JDC shall be to be solely advisory, to serve as a forum for Editas to present its activities related to the Development of a Product and to discuss and review the status, progress, and results of Editas’ performance of such Development .

(c)

Meetings.  The JDC Committee shall meet at least once every six months during the period commencing with Editas’ exercise of the Option and continuing until the date provided in Section 4.3(e) below.  The JDC shall hold its first meeting as soon as reasonably practicable following Editas’ exercise of the Option.  Meetings will be held at such place or places as are mutually agreed or by teleconference or videoconference.  Each Party may from time to time invite a reasonable number of participants who are under obligations of confidentiality consistent with this Agreement, in addition to its representatives, to attend JDC meetings, with the consent of the other Party (which shall not be unreasonably withheld).  At each JDC meeting, Editas will update, in its sole discretion, Adverum on, and the Parties will review and discuss, the status of Development activities with respect to the Products for the Indications for which Editas has exercised its Option.  Each Party shall solely bear all costs it incurs in connection with its participation at any meetings under this Section 4.3(c).

(d)

Decision Making.  The JDC shall have no decision-making authority.  The purpose of the JDC is to concurrently inform, to the extent and at the sole discretion of Editas, Adverum as to the ongoing Development of Products while enabling Adverum to provide informed advice to the extent useful.

(e)

Termination.  The JDC shall be disbanded at such time (i) that each Product being Developed by Editas under this Agreement has (A) commenced a Phase III clinical trial (first patient dosing), (B) been discontinued by Editas, (ii) Editas elects to disband the JDC or (iii) Editas has opted to terminate all Licenses for which it has exercised its Option.

4.4	[Intentionally Reserved]
4.5

Development Diligence.  Editas shall use Commercially Reasonable Efforts to Develop and Commercialize Products for use in the Field in the Territory for any Indication for which Editas has exercised its Option or, if the Parties have agreed [***] and, in each

21.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

case, to obtain Regulatory Approval for such Product in at least one of the Major Market Countries.  If Editas fails to commence or ceases to use Commercially Reasonable Efforts to Develop a Product pursuant to the prior sentence, Adverum may terminate the license granted to Editas under Section 3.4 with respect to such Product, in accordance with the procedures set forth in Section 12.5. Without limitation of the foregoing, with respect to each Additional Indication as to which Editas exercises its Option pursuant to Section 3.3, Editas shall [***] within [***] following [***] and [***] within [***] following the [***] unless [***].  If Editas fails to achieve such milestones, Adverum may commence a proceeding under Section 12.5 to terminate Editas’ license rights to all Products directed to such Indication, subject to Editas’ rights to cure such breach as set forth in such Section 12.5 (it being recognized that in such event [***] shall [***]).  Once Editas has [***], the diligence obligation for such Product shall [***]. Notwithstanding the foregoing, Editas’ application of Commercially Reasonable Efforts [***] in any country or territory in which [***] for such Product.

4.6

Non-Adverum Product.  If the Parties have reached  the Other Viral Vector Agreement, then Adverum shall have the right to elect to co-develop and co-commercialize the Non-Adverum Product.  At the time Editas decides to [***] with respect to such Non-Adverum Product [***], Editas shall notify Adverum in writing and provide Adverum with a reasonable summary development plan and budget for such Non-Adverum Product, and Adverum shall then make such election within [***] after receiving such notice and information (a “Co-Development and Co-Commercialization Election”). If Adverum does not exercise such Co-Development and Co-Commercialization Election, such Non-Adverum Product shall be deemed the “Royalty Non-Adverum Product.”  If Adverum exercises its Co-Development and Co-Commercialization Election with respect to the Non-Adverum Product, the Parties shall negotiate in good faith to prepare and enter into an agreement for Adverum to co-develop and co-commercialize such Non-Adverum Product, provided, that such agreement shall include the following terms: (i) an Adverum participation rate between [***] and [***] (the “Participation Rate”), which is at the election of Adverum, (ii) the Parties shall split all costs, including development and commercialization of the Non-Adverum Product, and gross profits related to the sale of the Non-Adverum Product, in each case, based on the Participation Rate, (iii) reasonable decision making authorities for such Non-Adverum Product taking into consideration the Participation Rate, and (iv) [***] between the Parties with respect to such Non-Adverum Product, and, to the extent [***] or [***] with respect to such Non-Adverum Product, [***] under the terms of such definitive agreement.  In the event the Parties do not reach agreement on the terms and conditions for such co-development and co-commercialization arrangements within [***] days, [***].

22.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.7

Development Reports.  To the extent the first sentence of Section 4.5 is applicable, Editas will keep Adverum fully informed regarding the progress and results of the Development activities conducted by or on behalf of Editas or its Affiliates or sublicensees. Such information shall constitute the Confidential Information of Editas.  Within sixty (60) days after each June 30 and December 31, Editas shall provide Adverum with a written report that summarizes all Development activities performed by or on behalf of Editas or its Affiliates or sublicensees during such the six month period preceding, as applicable, June 30 and December 31.

4.8

Standards of Conduct.  Editas shall perform, and shall ensure that its Affiliates, sublicensees, and Third Party contractors perform, all Development activities in good scientific manner and in compliance with all Applicable Laws.

4.9

Regulatory Filings.  As between the Parties, Editas shall be solely responsible, at its own expense (provided, that if Adverum has made the Co-Development and Co-Commercialization Election, then costs associated with a Non-Adverum Product shall be split between the Parties based on the Participation Rate), for preparing and filing all Regulatory Filings and seeking all Regulatory Approvals in the Territory, including preparing all reports necessary to obtain or maintain any Regulatory Approval.  As between the Parties, Editas shall be the legal and beneficial owner of all Regulatory Approvals in the Territory and shall be responsible for all communications and other dealings with the Regulatory Authorities relating to the Products in the Territory.

4.10	Manufacture and Supply.
(a)

Vector Supply Following Research.  During the performance of the Research Plan, the Parties shall consult regarding the most effective means of providing for the manufacture and supply of Viral Vectors for Editas following the Effective Date.  Except as set forth in the foregoing sentence, Editas shall be responsible for the manufacturing and supply of the Products under the Agreement, provided that, with respect to the manufacture and supply of the Adverum Viral Vector, Editas may: (i) engage Adverum to manufacture and supply the Adverum Viral Vector to Editas for Development and Commercialization purposes, either by itself or through Adverum’s contract manufacturer, under a mutually-agreed supply agreement at Adverum’s cost of goods (fully loaded using customary accounting allocations) [***]; or (ii)  engage a Third Party contract manufacturer mutually agreed by the Parties (provided, that Adverum will not unreasonably withhold its consent with respect to Editas choice of such Third Party) to manufacture and supply the Adverum Viral Vector to Editas for Development and Commercialization purposes.

(b)

Technology Transfer.  If Editas elects to transfer Product supply to a Third Party manufacturer pursuant to Section 4.10(a)(ii), upon written request from Editas, Adverum shall commence a technology transfer to such manufacturer of all Adverum Know-How related to the relevant Viral Vector as reasonably necessary for such manufacturer to be able to implement the manufacturing process used by

23.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Adverum (or its Affiliate or CMO) to manufacture such Products.  Such transfer to a CMO shall occur under agreements reasonably satisfactory to Adverum to protect its Confidential Information.  Editas shall reimburse all reasonable out-of-pocket costs incurred by Adverum in the course of such technology transfer (including any payments to any contract manufacturer engaged by Adverum) plus compensate Adverum for its professional time at the FTE Rate, provided, that Adverum needs to estimate the related cost to be incurred in connection with such transfer and provide written notice to Editas of the anticipated cost prior to commencing it.  The Parties shall cooperate to complete such technology transfer as soon as reasonably practicable after its commencement.

(c)

Drug Master File.  If Editas elects a license under Section 3.4(a) and to the extent requested by Editas, Adverum shall on a timely basis establish a Drug Master File with the FDA and provide Editas rights of cross-reference thereto, at Editas’ expense.

5.	Commercialization
5.1

Commercialization.  Editas will be solely responsible for all aspects of Commercialization of the Product in the Field in the Territory, including planning and implementation, distribution, booking of sales, pricing and reimbursement.   The Commercialization of the Products shall be in Editas’ sole discretion.

5.2

Commercialization Reports.  Following the First Commercial Sale, Editas shall keep Adverum fully informed regarding the progress and results of the Commercialization activities performed by or on behalf of Editas or its Affiliate or sublicensee.  Within [***] days after the end of each Calendar Quarter following the First Commercial Sale in a country, Editas shall provide Adverum with a written report that summarizes, in reasonable detail, all Commercialization activities performed in such country during such Calendar Quarter, and compares such performance with the goals and timelines set forth in the Commercialization Plan.  Editas shall also promptly provide Adverum with any additional information reasonably requested by Adverum regarding Commercialization.

5.3

Standards of Conduct. Editas shall perform, or shall ensure that its Affiliates, sublicensees and Third Party contractors perform, all Commercialization activities in a good scientific and ethical business manner and in compliance with all Applicable Laws.

24.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	Fees and Payments
6.1

Option Grant Fee.  In consideration of the Option granted to Editas under Section 3.1, Editas shall pay to Adverum a one-time, non-refundable payment of one million dollars ($1,000,000) within [***] business days of the Effective Date; provided that five hundred thousand dollars ($500,000) of such payment shall be creditable against the amounts Editas may owe to Adverum pursuant to Section 2.2(c).

6.2

Option Exercise Fee.  Editas shall make a one-time, non-refundable, non‑creditable payment to Adverum of one million dollars ($1,000,000) for each Indication for which it exercises its Option to take a license under Section 3.4(a) within [***] business days after the applicable Option Exercise Date.

6.3	Development Milestones Payments.
(a)

Development Milestones for Products. Editas shall pay to Adverum the milestone payments set forth in the table below upon the first achievement of each milestone event by each Product whether such achievement is by or on behalf of Editas, its Affiliates, or sublicensees (and with respect to the Initial Indication, such payments are due whether or not Editas is also Developing a Royalty Non-Adverum Product and making development milestone payments under Section 6.3(b)):

Milestone Event	Milestone Payment
1. [***]	[***]
2. [***]	[***]
3. [***]	[***]
4. [***]	[***]

Each milestone payment above shall be payable one time only for each Product to achieve the milestone. Under no circumstances shall Editas be obligated to pay Adverum more than [***] pursuant to this Section 6.3(a) for any one Product, no milestones will be due under this Section 6.3(a) with respect to a Royalty Non-Adverum Product and for purposes of determining the achievement of milestones contemplated by the foregoing, the definition of Product as defined in this Agreement shall be taken into account.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)

Development Milestones for Royalty Non-Adverum Product.  Editas shall pay to Adverum the milestone payments set forth in the table below upon the first achievement of each milestone event by the Royalty Non-Adverum Product (whether or not Editas is also Developing a Product directed to the Initial Indication and making development milestone payments under Section 6.3(a)) whether such achievement is by or on behalf of Editas, its Affiliates, or sublicensees:

Milestone Event	Milestone Payment
1. [***]	[***]
2. [***]	[***]
3. [***]	[***]
4. [***]	[***]
5. [***]	[***]

Each milestone payment above shall be payable one time only for each Royalty Non-Adverum Product to achieve the milestone.  Under no circumstances shall Editas be obligated to pay Adverum more than [***] pursuant to this Section 6.3(b) for any one Royalty Non-Adverum Product. For purposes of clarity, (i) [***] a Royalty Non-Adverum Product [***] and [***] shall be treated as a single Royalty Non-Adverum Product and (ii) the foregoing milestones are only payable once for the Royalty Non-Adverum Product.

(c)

Notice and Payment.  Editas shall notify Adverum within ten [***] days after the achievement of any milestone event set forth in this Section 6.3.  Upon receipt of such notice, Adverum shall deliver an invoice to Editas regarding the achievement of such milestone and Editas shall pay to Adverum the applicable milestone payment within [***] days after the delivery of such invoice.

6.4	Commercial Milestone Payments.
(a)

Commercial Milestones.  Editas shall pay to Adverum the commercial milestone payments set forth below upon the first achievement by each Product of aggregate Net Sales in the Territory (i.e., cumulative sales from the first sale of such Product) exceeding the values indicated below.

Aggregate Net Sales of a Product in the Territory	Milestone Payment
1. Exceed [***]	[***]
2. Exceed [***]	[***]

Each milestone payment above shall be payable one time only for each Product.  Under no circumstances shall Editas be obligated to pay Adverum more than [***] pursuant to this Section 6.4 for any one Product. For purposes of this Section 6.4, [***] any of the commercial milestones contemplated hereby.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)

Notice and Payment.  Editas shall notify Adverum within [***] days after the achievement of any milestone event set forth in Section 6.4(a), whether sold by Editas, its Affiliates, or sublicensees.  Upon receipt of such notice, Adverum shall deliver an invoice to Editas regarding the achievement of such milestone and Editas shall pay to Adverum the applicable milestone payment within [***] days after the delivery of such invoice.

6.5	Royalty Payments.
(a)

Royalty Rate for Products.  Editas shall make quarterly royalty payments to Adverum, on a Product-by-Product basis, on the Net Sales of each Product sold in the Territory during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate set forth below by the corresponding amount of Net Sales of such Product in the applicable Calendar Year.

Annual Net Sales of each Product in the Territory	Royalty Rate
For that portion of annual Net Sales less than or equal to [***]	[***]
For that portion of annual Net Sales greater than [***] but less than or equal to [***]	[***]
For that portion of annual Net Sales greater than [***]	[***]
(b)

Royalty Rate for Royalty Non-Adverum Products.  Editas shall make quarterly royalty payments to Adverum on the Net Sales of the Royalty Non-Adverum Product sold in the Territory during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate set forth below by the corresponding amount of Net Sales of the Royalty Non-Adverum Product in the applicable Calendar Year.

Annual Net Sales of each Royalty Non-Adverum Product in the Territory	Royalty Rate
For that portion of annual Net Sales less than or equal to [***]	[***]
For that portion of annual Net Sales greater than [***] but less than or equal to [***]	[***]
For that portion of annual Net Sales greater than [***]	[***]
(c)

Royalty Term. Royalties shall be paid on a Product-by-Product and Royalty Non-Adverum Product-by Royalty Non-Adverum Product basis in the Territory from the First Commercial Sale of such Product or the Royalty Non-Adverum Product, as applicable, in such country until the latest of (i) expiration of the last‑to‑expire Valid Claim of the Adverum Patents Covering such Product or Royalty Non-Adverum Product, as applicable, in such country; (ii) the expiration of any Regulatory Exclusivity for such Product or Royalty Non-Adverum

27.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product, as applicable, in such country; or (iii) [***] years after the First Commercial Sale of such Product or Royalty Non-Adverum Product, as applicable, in such country (the “Royalty Term”).
(d)

Patent Expiration. If the Applicable Laws in a particular country or jurisdiction requires a royalty reduction after the expiration of the relevant patents, and the Royalty Term for a particular Product or Royalty Non-Adverum Product, as applicable, in a country or jurisdiction extends beyond the time period set forth in Section 6.5(c)(i), then the royalty rates provided in Section 6.5 shall be reduced by [***] for such Product or Royalty Non-Adverum Product, as applicable, in such country during the remainder of the Royalty Term that extends beyond the time period set forth in Section 6.5(c)(i).

(e)

Third Party Licenses.  If it is necessary for Editas, its Affiliates, or sublicensees to obtain a license from a Third Party under such Third Party’s Patents, Know-How or any other intellectual property right to manufacture, use or sell a Product or Royalty Non-Adverum Product, as applicable, in the Field in the Territory or Editas has already obtained a license to such rights, then Editas shall have the right to credit [***] of the payments made to such Third Party pursuant to such license against any royalty payments owed to Adverum hereunder with respect to such Product or Royalty Non-Adverum Product, as applicable, subject to Section 6.5(g).

(f)

Generic Products.  If one or more Generic Products to a Product or Royalty Non-Adverum Product, as applicable, is sold in any country in the Territory during the Royalty Term for such Product or Royalty Non-Adverum Product, as applicable, in such country, and such Generic Products in the aggregate have a unit market share in that country of greater than or equal to [***] during that Calendar Year, the royalty rates provided in Section 6.5(a) for such Product or Royalty Non-Adverum Product, as applicable, shall be reduced in such country by [***] for such Calendar Quarter.

(g)

Royalty Floor.  In no event will the royalty reduction in Sections 6.5(d), (e) and (f) (by itself or in any combination) reduce the average royalty rate payable for any Product or Royalty Non-Adverum Product in any Calendar Year to an amount less than [***] or [***], respectively.

6.6

Sublicensee Revenue.  Editas shall make annual payments to Adverum on any Sublicensee Revenue received by Editas during the applicable Calendar Year, as calculated by multiplying the sublicense fee of [***] by the corresponding amount of Sublicensee Revenue received during the applicable Calendar Year, provided, however, that if the transaction giving rise to the Sublicensee Revenue included the grant of any other intellectual property rights to the sublicensee in addition to rights to Products, Editas may reasonably apportion the proceeds it receives that would otherwise constitute Sublicensee Revenue as between the Products and other products included in such license grant, based on the relative value of the Products and such other products.  In addition, Editas may

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

credit against payments due under this Section 6.6, milestone payments previously made by Editas under Section 6.3, to the extent the milestone payments under Section 6.3 were made in respect of the achievement of a milestone by the same sublicensee, and the same intellectual property rights, that were the subject of the transaction which generated the Sublicensee Revenue giving rise to the payment under this Section 6.6.

6.7

Upstream Payments.  Adverum will be solely responsible for all payments due to Third Parties after the Effective Date pursuant to Upstream Agreements, including, for the avoidance of doubt, the [***] Agreements.

7.	Payment; Records; Audits
7.1	Payment; Reports.
(a)

Royalties.  Following the First Commercial Sale, Editas will calculate and report royalty payments due by Editas to Adverum under Section 6.5 each Calendar Quarter.  Editas shall pay all royalty payments due under Section 6.5 within [***] days after the end of each Calendar Quarter and shall include with each payment a report setting forth, on a country-by-country and Product-by-Product basis, (i) the number of Products manufactured and the number of Products sold in such Calendar Quarter, (ii) the amount of gross sales of the Products in such Calendar Quarter, (iii) the amount of Net Sales of the Product in such Calendar Quarter, (iv) a calculation of the royalty payment due on such sales, including the application of any reduction made in accordance with Section 6.5(d), 6.5(e), and/or 6.5(f), and (v) the exchange rate for such country.

(b)

Sublicense Revenue.  Editas will calculate and report Sublicensee Revenue payments due by Editas to Adverum under Section 6.6 each Calendar Year, provided, that no such report shall be required to be delivered by Editas if there was no Sublicense Revenue for the applicable Calendar Year.  Editas shall pay all payments due under Section 6.6 within [***] days after the end of each Calendar Year and shall include with each payment a report setting forth the amount and description of all Sublicensee Revenue received by Editas and its Affiliates during such Calendar Quarter, and a calculation of the payment due to Adverum on such Sublicensee Revenue pursuant to Section 6.6.

7.2

Exchange Rate; Manner and Place of Payment.  All references to dollars and “$” herein shall refer to U.S. dollars.  All payments hereunder shall be payable in U.S. dollars.  When conversion of payments from any currency other than U.S. dollars is required, such conversion shall be at an exchange rate equal to the weighted average of the rates of exchange for the currency of the country from which such payments are payable as published by The Wall Street Journal, Western U.S. Edition, during the Calendar Quarter in which the applicable sales were made.  All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and an account designated in writing by Adverum.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.3	Taxes.
(a)

Taxes on Income.  Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

(b)

Tax Cooperation.  The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Editas to Adverum under this Agreement.  To the extent Editas is required to deduct and withhold taxes on any payment to Adverum, Editas shall deduct those taxes from such payment, pay the amounts of such taxes to the proper Governmental Authority in a timely manner, and promptly transmit to Adverum an official tax certificate or other evidence of such withholding sufficient to enable Adverum to claim such payment of taxes.  Adverum shall provide Editas any tax forms that may be reasonably necessary in order for Editas not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty.  Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

7.4

Records; Audit.  Editas shall keep, and shall require its Affiliates and sublicensees to keep, complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit Adverum to confirm the accuracy of commercial milestone and royalty payments due hereunder.  Adverum shall keep complete and accurate records pertaining to the Research Costs in sufficient detail to permit Editas to confirm the accuracy of the incurrence of Research Costs by Adverum. In each case, such records shall be kept for [***] years following the end of the Calendar Quarter to which they pertain.  Adverum shall have the right to have an independent, certified public accountant reasonably acceptable to Editas audit such records to confirm Net Sales, royalties, commercial milestone payments, and Sublicense Revenue payments for a period covering not more than [***] years following the Calendar Quarter to which they pertain.  Such audits may be conducted during normal business hours upon reasonable prior written notice to Editas, and not more than [***] per Calendar Year.  Any such auditor shall not disclose Editas’ Confidential Information to Adverum, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Editas or the amount of payments by Editas under this Agreement, and shall enter into a customary confidentiality agreement with Editas.  Any amounts shown to be owed but unpaid shall be paid within [***] days after the accountant’s report.  Any overpayment by Editas revealed by an audit shall be credited against future payments owed by Editas to Adverum (and if no further payments are due, shall be refunded by Adverum to Editas within [***] days after the accountant’s report).  Editas shall have the right to audit Adverum’s records regarding the incurrence of Research Costs by Adverum and, in the event of an overpayment by Editas to Adverum for such Research Costs, Adverum shall

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

refund such overpayment to Editas within [***] calendar days following the date on which Editas discovers such overpayment. The cost of any audit initiated by a Party pursuant to this Agreement shall be borne by the Party initiating such audit, provided that, if such audit discloses an underpayment by the audited Party of more than [***] for the audited period or [***], whichever is greater, the audited Party shall bear the reasonable cost of such audit.

7.5

Late Payments.  In the event that any undisputed payment due under this Agreement is not paid when due in accordance with the applicable provisions of this Agreement, the payment shall accrue interest from the date due at the annual interest rate of [***]; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate.  The payment of such interest shall not limit the Party entitled to receive payment from exercising any other rights it may have as a consequence of the lateness of any payment.

8.	Intellectual Property
8.1	Ownership.
(a)

Vector Inventions and Adverum Expression Elements.  Adverum shall solely own all Vector Inventions and all Expression Element Inventions that constitute improvements to Adverum Expression Elements (collectively, “Vector Related Inventions”).  Editas shall assign and hereby assigns to Adverum all of its right, title and interest in and to all Vector Related Inventions.

(b)

Therapeutic Inventions and Editas Expression Elements.   Editas shall own all Therapeutic Inventions and all Expression Element Inventions that constitute improvements to Editas Expression Elements (collectively, “Therapeutic Related Inventions”).  Adverum shall assign and hereby assigns all of its right, title and interest in and to Therapeutic Related Inventions.

(c)

Other Inventions.  Ownership of all Inventions other than those contemplated by Sections 8.1(a) and (b) shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws.  Each Party shall solely own any Inventions made solely by its or its Affiliates’ employees, agents, or independent contractors (“Sole Inventions”).  The Parties shall jointly own any Inventions that are made jointly by employees, agents, or independent contractors of one Party or its Affiliates together with employees, agents, or independent contractors of the other Party or its Affiliates (“Joint Inventions”).  All Patents claiming Joint Inventions shall be referred to herein as “Joint Patents.”  Except to the extent either Party is restricted by the licenses granted to the other Party under this Agreement, each Party shall be entitled to practice, license, assign, and otherwise exploit the Joint Inventions and Joint Patents without the duty of accounting or seeking consent from the other Party.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2	Patent Prosecution.
(a)	Adverum Patents.
(i)

Subject to Section 8.2(a)(ii), as between the Parties, Adverum shall have the first right, but not the obligation, to control the preparation, filing, prosecution, and maintenance (including any interferences, derivation proceedings, reissue proceedings, reexaminations, patent term extensions, applications for supplementary protection certificates, oppositions, invalidation proceedings and defense of validity or enforceability challenges) of the Adverum Patents (other than Joint Patents) worldwide, at its sole cost and expense and using counsel of its own choice.  Adverum shall keep Editas informed of material progress with regard to the preparation, filing, prosecution, and maintenance of Adverum Patents, sufficiently in advance for Editas to be able to review any material documents, including content, timing, and jurisdiction of the filing of such Adverum Patents, and Adverum shall consult with, and consider in good faith the requests and suggestions of, Editas with respect to strategies for filing, prosecuting, and defending, if any, Adverum Patents in the Territory.

(ii)

If, during the Term, Adverum desires to abandon or cease prosecution or maintenance of any Adverum Patent in any country in the Territory, Adverum shall provide reasonable prior written notice to Editas of such intention to abandon (which notice shall, to the extent practical, be given no later than sixty (60) days prior to the next deadline for any action that must be taken with respect to any such Adverum Patent in the relevant patent office).  In such case for an Adverum Patent which is not a [***] Patent, Editas shall have the right, but not the obligation, to assume responsibility for the prosecution and maintenance of such Adverum Patent in the name of Adverum and at the expense of Editas.  In such case for a [***] Patent, upon Editas’ written election provided no later than thirty (30) days after such notice from Adverum, Adverum shall notify the [***] to continue prosecution and maintenance of such [***] Patent at Editas’ direction and reasonable expense and subject to the [***] Agreement.

(b)

Joint Patents.  [***] shall have the first right, but not the obligation, to control the preparation, filing, prosecution, and maintenance (including any interferences, derivation proceedings, reissue proceedings, reexaminations, patent term extensions, applications for supplementary protection certificates, oppositions, invalidation proceedings and defense of validity or enforceability challenges) of all Joint Patents, except for those that are [***], worldwide, at its own cost and by counsel of its own choice, but which is reasonably acceptable to [***]. [***] shall have the first right, but not the obligation, to control the preparation, filing, prosecution, and maintenance (including any interferences, reissue proceedings,

32.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reexaminations, patent term extensions, applications for supplementary protection certificates, oppositions, invalidation proceedings and defense of validity or enforceability challenges) of all Joint Patents worldwide that [***], at its own cost and by counsel of its own choice, but which is reasonably acceptable to [***].  Each Party shall keep the other Party informed of the status of each such Joint Patent for which it is controlling prosecution, and shall reasonably consider the other Party’s suggestions or recommendations concerning the preparation, filing, prosecution, and maintenance thereof.  If, during the Term, the Party having the first right under this Section 8.2(b) intends not to file or continue prosecuting or maintaining a Joint Patent, such Party shall notify the other Party of such intention at least thirty (30) days prior to any applicable deadline, and the other Party shall have the right, but not the obligation, to assume responsibility for the prosecution and maintenance of such Joint Patent, in the joint name of the Parties and at the expense of the Party assuming control.

(c)

Cooperation.  The Parties agree to reasonably cooperate in the preparation, filing, prosecution, and maintenance of all Patents under this Section 8.2, including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the filing Party concerning the invention disclosed in such Patent, obtaining execution of such other documents which shall be needed in the filing and prosecution of such Patent, and, as requested, updating each other regarding the status of such Patent, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Patents.  For clarity, neither Party shall have the right to file, prosecute or maintain any Patents claiming or disclosing Collaboration Inventions made by it but are assigned to the other Party under Section 8.1.

8.3	Infringement by Third Parties.
(a)

Notice.  Each Party shall notify the other within fifteen (15) business days of becoming aware of any alleged or threatened infringement by a Third Party of any of the Adverum Patents (including Joint Patents) in the Territory, including any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability, or non-infringement of any of the Adverum Patents or other Joint Patents.

(b)

Enforcement Right.  If Editas believes that a Third Party is infringing an Adverum Patent through the Commercialization of a product that competes directly with a Product (“Field Infringement”), Editas shall confer with Adverum regarding the possible assertion of such Adverum Patent against such Third Party.  [***] shall then have the right, but not the obligation, to bring and control any action or proceeding with respect to infringement of such Adverum Patent(s) (including Joint Patents) in the Field and in the Territory, at its own expense and by counsel of its own choice, but which is reasonably acceptable to

33.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***].  [***] shall have the right, at their own expense, to be represented in any such action by counsel of their own choice, and [***] and their counsel will reasonably cooperate with [***] and its counsel in strategizing, preparing, and litigating any such action or proceeding.  If [***] fails to bring an action or proceeding with respect to infringement of any Adverum Patent in the Field and within the Territory within (A) [***] days following a notice of alleged infringement by Adverum to Editas or (B) [***] days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, and after considering, in good faith, [***] reasons for not bringing an action, [***] shall have the right, but not the obligation, to bring and control any such action at its own expense and by counsel of its own choice, and [***] shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Adverum shall retain the sole right, exclusive of Editas, to (A) commence and control any enforcement action for Adverum Patents involving Third Party infringement outside of the Field and (B) control the defense of any Third Party challenges to the validity or enforceability of the Adverum Patents not arising from an assertion of Field Infringement.

(c)

Recovery.  Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to Adverum Patents or Joint Patents shall be used first to reimburse the Parties’ reasonable and documented out-of-pocket legal expenses relating to the action or proceeding, and any remaining compensatory damages relating to Products and/or Joint Patents (including lost sales or lost profits with respect to Products) and punitive damages shall be retained by the Party that brought and controlled such action or proceeding, and in the case that Editas brought and controlled such action or proceeding, such remaining compensatory and punitive damages for the Territory shall be deemed to be Net Sales subject to royalty payments to Adverum in accordance with the royalty provisions of Section 6.5.

(d)

Cooperation.  In the event that a Party brings an action in accordance with this Section 8.3, the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party to such action.

8.4

Infringement of Third Party Rights.  If any Product used or sold by Editas, its Affiliates, or sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of any intellectual property rights in a jurisdiction within the Territory, Editas shall promptly notify Adverum and the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action and may, if appropriate, agree on and enter into a “common interest agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute.  Absent any agreement to the contrary, and subject to claims for indemnification under Article 10, each Party will defend itself from any such Third Party claim at its own cost and

34.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

expense, provided, however, that the provisions of Section 8.3 shall govern the right of the Parties to assert a counterclaim of infringement of any Adverum Patent or Joint Patent.
8.5

Consent for Settlement.  Neither Party shall unilaterally enter into any settlement or compromise of any action or proceeding under this Article 8 that would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall not be unreasonably withheld.

8.6

Patent Marking. Editas shall, and shall require its Affiliates and sublicensees to, mark Products sold hereunder (in a reasonable manner consistent with industry custom and practice) with appropriate patent numbers or indicia to the extent permitted by Applicable Law, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of patents.

9.	Representations, Warranties, and Covenants
9.1	Representations, Warranties and Covenants by Each Party. Each Party represents, warrants, and/or covenants (as applicable) to the other the following:
(a)

Corporate Existence.  As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Applicable Laws of the jurisdiction in which it is incorporated.

(b)

Corporate Power, Authority and Binding Agreement.  As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)

Employees, Consultants and Contractors.  Each Party has obtained written agreements from each of its employees, consultants, and contractors who perform any activity under this Agreement, which agreements will obligate such persons to obligations of confidentiality and non-use and to assign Inventions in a manner consistent with the provisions of this Agreement.

(d)

Debarment.  Each Party is not debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act, as may be amended, or comparable laws in any country or jurisdiction other than the U.S., and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified, in connection with activities relating to any Product.  In the event that either Party becomes aware of the debarment or disqualification or

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

threatened debarment or disqualification of any person providing services to such Party, including the Party itself or its Affiliates or sublicensees, that directly or indirectly relate to activities contemplated by this Agreement, such Party shall immediately notify the other Party in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services.

9.2

Representations, Warranties and Covenants by Adverum.  Adverum represents, warrants and/or covenants (as applicable) to Editas as of the Effective Date and as of the date of any Option exercise (other than set forth in any schedule of exceptions provided by Adverum to Editas following Adverum’s receipt of the notification of any Option exercise, provided, that such schedule of exceptions can only modify the following: 9.2(c), 9.2(d), 9.2(e), 9.2(f) and 9.2(g), and to the extent Adverum delivers such schedule of exceptions, Editas can rescind its Option and Adverum shall refund any amounts paid by Editas in connection with such Option exercise) that:

(a)	Adverum has the full and legal rights and authority to grant Editas the Option and the License;
(b)	Adverum has not granted, and will not grant, to any Third Party any rights to the Adverum Technology that would otherwise interfere or be inconsistent with Editas’ rights hereunder;
(c)

Adverum has not received any notice from any Third Party asserting or alleging that the manufacture, use, sale, offer for sale, supply, or importation by Adverum (or its Affiliates) of products employing the Adverum Technology infringes any claim of an issued Patent of any Third Party, or if and when issued, any claim within any published Patent existing as of the Effective Date of any Third Party, in the Territory in the Field;

(d)

There are no judgments or settlements against or owed by Adverum or any of its Affiliates with respect to the Adverum Technology, and there is no action, claim, demand, suit, proceeding, arbitration, citation, summons, subpoena or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to the knowledge of Adverum, threatened against Adverum or any of its Affiliates, in each case in connection with the Adverum Technology or relating to the transactions contemplated by this Agreement;

(e)	All Upstream Agreements as of the Effective Date are listed on Exhibit B.
(f)

Adverum is not, and to Adverum’s knowledge, the other parties thereto are not, in material breach, violation or default under any of the agreements listed on Exhibit B and there does not exist, to the knowledge of Adverum, any event that, with the giving of notice or the lapse of time or both, would constitute such a breach, violation or default. Each of the agreements listed on Exhibit B (i) constitutes a valid and binding obligation of Adverum, and (ii) to Adverum’s

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

knowledge, is binding and enforceable against the other parties thereto.  Neither Adverum nor any of its Affiliates has received or given any written notice, of an intention to terminate, not renew or challenge the validity or enforceability of any of the agreements listed on Exhibit B;

(g)

Adverum has provided to Editas, or allowed Editas access to review, a true and complete copy of each Upstream Agreement.  Each Upstream Agreement is, to Adverum’s knowledge, in full force and effect as of the Effective Date. Adverum shall maintain each Upstream Agreement in full force and effect and to perform its obligations thereunder in all material respects, and to keep Editas informed of any material development pertaining thereto that would reasonably be expected to have a material adverse effect on Editas’ rights under this Agreement;

(h)

Adverum shall not, without the prior written approval of Editas, (i) amend or waive any provision of an Upstream Agreement that would adversely impact Editas’ rights under this Agreement, (ii) make any election or exercise any right or option to terminate in whole or in part any Upstream Agreement or (iii) make any election or exercise any right or option that would result in the increase in any royalties owed by Adverum under any Upstream Agreement; and

(i)

Adverum shall promptly provide to Editas true and correct copies of all reports generated in respect of the Upstream Agreements or received from a counterparty to any Upstream Agreements, in each case that are relevant to activities conducted under or rights and licenses granted under this Agreement, provided that Adverum shall be permitted to redact from such reports any information that Adverum is restricted from disclosing due to confidentiality obligations to Third Parties.

9.3

No Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.  MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION O WARRANTY. Without limiting the foregoing, neither Party represents or warrants the success of any study or test conducted by it pursuant to this Agreement or the safety or usefulness for any purpose of the technology it provides hereunder.

10.	Indemnification
10.1

Indemnification by Adverum.  Adverum shall defend, indemnify, and hold Editas and its Affiliates and their respective officers, directors, employees, and agents (the “Editas Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Editas Indemnitees, resulting from any claims, suits, proceedings or

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

causes of action brought by such Third Party (collectively, “Claims”) against such Editas Indemnitee to the extent arising from or based on (a) the conduct of the activities under the Research Plan by or on behalf of Adverum or its Affiliates except when such activities are included in the Research Plan determined through Editas’ final decision making authority, (b) the material breach of any of Adverum’s obligations, representations, or warranties under this Agreement, or (c) the willful misconduct or grossly negligent acts of Adverum, its Affiliates, or the officers, directors, employees, or agents of Adverum or its Affiliates.  The foregoing indemnity obligation shall not apply to the extent that (i) the Editas Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 and Adverum’s defense of the relevant Claims is prejudiced by such failure, or (ii) any Claim arises from or is based on any activity set forth in Section 10.2 for which Editas is obligated to indemnify the Adverum Indemnitees under Section 10.2.

10.2

Indemnification by Editas.  Editas shall defend, indemnify, and hold Adverum and its Affiliates and their respective officers, directors, employees, and agents (the “Adverum Indemnitees”) harmless from and against damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Adverum Indemnitees, resulting from any Claims against such Adverum Indemnitee to the extent arising from or based on (a) the conduct of the activities under the Research Plan by or on behalf of Adverum or its Affiliates except when such activities are included in the Research Plan determined through Adverum’s final decision making authority, (b) the Development or Commercialization of the Products, Prototype Products or Non-Adverum Products by or on behalf of Editas or its Affiliates or sublicensees, (c) the material breach of any of Editas’ obligations, representations, or warranties under this Agreement, or (d) the willful misconduct or grossly negligent acts of Editas, its Affiliates, or the officers, directors, employees, or agents of Editas or its Affiliates.  The foregoing indemnity obligation shall not apply to the extent that (i) the Adverum Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 and Editas’ defense of the relevant Claims is prejudiced by such failure, or (ii) any Claim arises from or is based on any activity set forth in Section 10.1 for which Adverum is obligated to indemnify the Editas Indemnitees under Section 10.1.

10.3

Indemnification Procedures.  The Party claiming indemnity under this Article 10 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought.  The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice.  The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money.  So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle or

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

compromise any such Claim without the prior written consent of the Indemnifying Party.  If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may assume and conduct the defense of the Claim with counsel of its choice, which shall include, without limitation, the right to defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Article 10.

10.4

Insurance.  Each Party, at its own expense, shall maintain appropriate insurance (or self-insure) in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement during the Term.  Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

10.5

Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 10.1 OR 10.2 OR DAMAGES AVAILABLE FOR BREACH OF ARTICLES 8 or 11.

11.	Confidentiality
11.1

Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for [***] years thereafter, but in any event for at least [***] years after the Option Effective Date, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Confidential Information of the other Party under this Agreement, and both Parties shall keep confidential and, except as expressly set forth in this Article 11, shall not publish or otherwise disclose the terms of this Agreement.  Each Party may disclose and/or use the other Party’s Confidential Information only to the extent required to accomplish the purposes of this Agreement, including exercising its rights or performing its obligations.  Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but no less than reasonable care) to ensure that its employees, agents, consultants, contractors, and other representatives do not disclose or make any unauthorized use of the Confidential Information of the other Party.  Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information of the other Party.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.2

Exceptions.  The obligations of confidentiality and restrictions on use under Section 11.1 will not apply to any information that the receiving Party can prove by competent written evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available to the public; (b) is known by the receiving Party at the time of receiving such information, other than by previous disclosure of the disclosing Party, or its Affiliates, employees, agents, consultants, or contractors; (c) is hereafter furnished to the receiving Party without restriction by a Third Party who has no obligation of confidentiality or limitations on use with respect thereto, as a matter of right; or (d) is independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party.

11.3

Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a)

filing, prosecuting, or maintaining Joint Patents or patents related to Vector Related Inventions or Therapeutic Related Inventions as permitted by this Agreement, provided, that each Party shall submit such request in writing to the other Party prior to making such filing and such other Party shall have the right to remove any of its Confidential Information from such filing and verify that such filing does not disclose or claim Collaboration Inventions owned by such other Party (and such other Party shall not unreasonably withhold its consent to the filing of such patent);

(b)

Regulatory Filings for Products consistent with its rights and obligations under this Agreement, provided, that each Party shall submit such request in writing to the other Party prior to making such filing and such other Party shall have the right to remove any of its Confidential Information from such filing and verify that such filing does not disclose or claim Collaboration Inventions owned by such other Party (and such other Party shall not unreasonably withhold its consent to the filing of such patent);

(c)	prosecuting or defending litigation as permitted by this Agreement;
(d)	complying with applicable court orders or governmental regulations, including regulations applicable to the public sale of securities;
(e)

disclosure to its and its Affiliates’ employees, consultants, contractors, and agents, and to sublicensees (in the case of Editas), in each case on a need-to-know basis in connection with the Development, manufacture, and Commercialization of Products in accordance with the terms of this Agreement, in each case under written obligations of confidentiality and non-use at least as stringent as those herein; and

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)

disclosure to potential and actual investors, acquirors and other financial partners solely for the purpose of evaluating or carrying out an actual or potential investment or acquisition in each case under written obligations of confidentiality and non-use at least as stringent as those herein.

In the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 11.3(c) or (d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own confidential information, but in no event less than reasonable efforts.  Any information disclosed pursuant to Section 11.3(c) or (d) shall remain Confidential Information and subject to the restrictions set forth in this Agreement, including the foregoing provisions of this Article 11.  Notwithstanding the foregoing, the Parties shall take all reasonable action to avoid disclosure of Confidential Information hereunder.

11.4

Publications. Neither Party shall disclose any Research Results or Research Data owned by the other Party, whether by oral presentation, manuscript, or abstract, without the other Party’s consent except as required by law.  In the event any such disclosure is required by law, then the Party seeking such disclosure shall first review it with the other Party and shall consider in good faith and reasonably incorporate such other Party’s comments.

11.5

Publicity.  Each Party shall have the right to issue a press release substantially in the form attached hereto as Exhibit E, on or after the Effective Date.  If following such press release, either Party desires or is required to issue a press release relating to this Agreement or activities hereunder, such Party shall consult with the other Party reasonably and in good faith with respect to the text and timing of such press release prior to the issuance thereof, to the extent practicable, and obtain such other Party’s consent to such press release; provided that either Party may issue press releases or make such disclosures to the SEC or other applicable agency as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure.  Each Party shall provide the other Party with advance notice of legally required disclosures to the extent practicable.  The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by a Party with the SEC or as otherwise required by Applicable Laws; provided that each Party shall have the right to make any such filing as it reasonably determines necessary under Applicable Laws.  In addition, either Party shall be free to disclose, without the other Party’s prior written consent, the existence of this Agreement, the identity of the other Party, and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	Term and Termination
12.1

Term.  This Agreement shall commence on the Effective Date and, unless terminated earlier as provided in this Article 12, shall continue until the later of (i) the expiration of the Additional Indication Option Exercise Period, or (ii) the expiration of the Royalty Term if an Option is exercised (the “Term”).

12.2	Termination by Mutual Agreement. The Parties may terminate this Agreement at any time upon mutual written agreement.
12.3

Termination for Convenience.  Editas shall have the right to terminate this Agreement without cause in its entirety or on an Indication-by-Indication or country-by-country basis at any time after the License Effective Date on [***] prior written notice.

12.4

Termination for Challenge of Adverum Patents.  Adverum may terminate this Agreement in its entirety upon [***] written notice to Editas if Editas, its Affiliates, or a Third Party on behalf of Editas challenges the validity, scope, or enforceability of any Adverum Patent, [***].  Editas shall include provisions in all agreements under which a sublicensee obtains a sublicense under any Adverum Patent providing that if the sublicensee challenges the validity or enforceability of any such Adverum Patent under which such sublicensee is sublicensed, Editas may terminate such sublicense, and Editas shall enforce such provision if such sublicensee takes any such action.  Pursuant to Section [***] of the [***] Agreements, the [***] Agreement, and Editas’ sublicense thereunder, terminates immediately if [***] files a claim that in any way asserts that any of the [***] Patent Rights (as defined in the applicable [***] Agreement), is invalid or unenforceable where the filing is by [***], by a Third Party on behalf of [***] (and with the actual knowledge of [***]), or a Third Party at the written urging of [***].

12.5	Termination for Cause.
(a)

Material Breach.  Subject to Section 12.5(b), each Party shall have the right to terminate this Agreement in its entirety upon written notice to the other Party if such other Party materially breaches this Agreement and has not cured such breach within [***] days ([***] days with respect to any payment breach) after notice of such breach from the non-breaching Party; provided, however, that if any breach is not reasonably curable within [***] days and if the breaching Party has provided a cure plan reasonably acceptable to the other Party during such [***] period and is making a bona fide effort to cure such breach by diligently implementing such plan, such cure period will be extended for a time period to be agreed by both Parties (but in no event more than an additional [***] days) in order to permit the breaching Party a reasonable period of time to cure such breach in accordance with such plan.

(b)

Disputed Breach.  If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 12.5(a), and such alleged breaching Party provides the other Party notice of such dispute within the [***] day or [***] day cure period, as

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the case may be, then the non-breaching Party shall not have the right to terminate this Agreement under Section 12.5(a) unless and until the arbitrators, in accordance with Article 13, have determined that the alleged breaching Party has materially breached the Agreement, or the diligence obligation, as the case may be, and such Party fails to cure such breach of the Agreement within [***] days following such arbitrators’ decision.  (If the arbitrators determine that a breach of Section [***] occurred and was not cured, then no further cure period shall apply following the arbitrator decision.)  It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

(c)

Bankruptcy.  Each Party shall have the right to terminate this Agreement in its entirety upon written notice to the other Party if such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors or becomes a party to any proceeding or action of the type described above and such proceeding is not dismissed within [***] days after the commencement thereof.

12.6	Effects of Termination.
(a)

Termination of Licenses and Other Rights.  If this Agreement is terminated in its entirety, the Option granted to Editas in Section 3.1 and/or any License granted to Editas in Section 3.4, as applicable, will automatically terminate and if terminated on an Indication-by-Indication basis, then the Option granted to Editas in Section 3.1 and/or any License granted to Editas in Section 3.4 shall automatically terminate with respect to the given Indication, and, solely in the case of a termination of this Agreement in its entirety, all other rights and obligations of the Parties under this Agreement will terminate (except for those rights that survive pursuant to Section 12.10).

(b)

Remaining Inventories.  Editas shall have the right to sell and have sold the remaining Product inventory held by Editas as of the date of termination for up to [***] months following the date of termination, provided that all such sales shall be subject to the applicable payment provisions set forth in Article 6.

12.7

Rights in Bankruptcy.  All licenses and rights to licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code. Each Party, as a recipient of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. Upon commencement of a bankruptcy

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

proceeding by or against the other Party under the Code, such party shall be entitled to a complete duplicate of, or complete access to (as such Party deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to such Party (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by such Party, unless Adverum elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the other Party upon written request therefor by such Party. The foregoing provisions are without prejudice to any rights such Party may have arising under the Code or other applicable Law.

12.8

Confidential Information.  Upon expiration or termination of this Agreement, except to the extent that a Party obtains or retains the right to use the other Party’s Confidential Information, each Party shall promptly return to the other Party, or delete or destroy, all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party’s legal counsel may keep one copy of such materials for archival purposes only subject to continuing confidentiality and non-use obligations.

12.9

Damages; Relief.  Subject to Section 10.5, termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to upon such termination.

12.10

Survival.  Expiration or termination of this Agreement for any reason shall not relieve the Parties of any obligation or right that has already accrued prior to such expiration or termination.  Except as set forth below or elsewhere in this Agreement, the obligations and rights of the Parties under the following provisions shall survive expiration or termination of this Agreement: Articles 1 (Definitions); 10 (Indemnification); 11 (Confidentiality); 13 (Dispute Resolution); and 14 (General Provisions); and Sections 2.3(c) (Delivery), 7.4 (Records; Audits); 8.1-8.2 (Ownership; Patent Prosecution); 9.3 (No Other Warranties); 12.6 and 12.8 – 12.10 (Effects of Termination, etc.).

13.	Dispute Resolution
13.1

Objective.  The Parties recognize that disputes as to matters arising under or relating to this Agreement or either Party’s rights and obligations hereunder may arise from time to time.  It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 13 to resolve any such dispute if and when it arises.

13.2

Resolution by Executive Officers.  If an unresolved dispute as to matters arising under or relating to this Agreement or either Party’s rights and obligations hereunder arises, either Party may refer such dispute to the Chief Executive Officer of Adverum and the Chief Executive Officer of Editas (collectively, the “Executive Officers”), who shall meet in person or by telephone within [***] days after such referral to attempt in good

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

faith to resolve such dispute.  If such matter cannot be resolved by discussion of such officers within such [***] period, or such other time period as the Parties may agree to in writing, such dispute shall be resolved in accordance with Section 13.3.

13.3	Arbitration.
(a)

If the Parties are unable to resolve a disputed using the process described in Section 13.2, then a Party seeking further resolution of the dispute may submit the disputed matter to resolution by final and binding arbitration.  If a Party intends to begin an arbitration to resolve a dispute arising under this Agreement, such Party shall provide written notice to the other Party of such intention and the issues for resolution.  Arbitration will be held in [***], and administered by the [***] pursuant to its [***] Arbitration Rules (the “Rules”) then in effect, except as otherwise provided herein and applying the substantive law specified in Section 14.1.  The arbitration shall be conducted by three (3) arbitrators who are knowledgeable in the subject matter at issue in the dispute.  One (1) arbitrator will be selected by Adverum, one (1) arbitrator will be selected by Editas, and the third arbitrator will be selected by mutual agreement of the two (2) arbitrators selected by the Parties.  In addition to the authority conferred by the Rules, discovery will be permitted by either Party in accordance with and subject to all applicable privileges and other immunities under the U.S. Federal Rules of Civil Procedure.  The arbitrators may proceed to an award, notwithstanding the failure of either Party to participate in the proceedings.  The arbitrators shall, within [***] days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded.  The arbitrators shall be authorized to award compensatory damages, but shall not be authorized to award non-economic damages or punitive damages, or to reform, modify, or materially change this Agreement or any other agreements contemplated hereunder.  The arbitrators also shall be authorized to grant any temporary, preliminary, or permanent equitable remedy or relief the arbitrators deem just and equitable and within the scope of this Agreement, including, without limitation, an injunction or order for specific performance.  The arbitrators’ award shall be the sole and exclusive remedy of the Parties (except for those remedies set forth in this Agreement).  Judgment on the award rendered by the arbitrators may be enforced in any court having competent jurisdiction thereof, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrators.  Notwithstanding anything contained in this Section 13.3 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through, or under such other Party, in order to enforce the instituting Party’s rights hereunder through specific performance, injunction, or similar equitable relief. Notwithstanding the foregoing, if the Parties have a dispute that is brought under Section [***] of this Agreement, the arbitrators shall have the authority to resolve any issues and require the Parties to [***], provided, that the arbitrators must [***].

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)

Notwithstanding the foregoing, this Section 13.3 shall not apply to any dispute, controversy or claim that concerns the validity, enforceability or infringement of a patent, trademark or copyright, each of which shall be subject to the jurisdiction of a court in the country in which such right arises.

13.4

Costs; Satisfaction.  Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration pursuant to Section 13.3, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, that the arbitrators shall be authorized (but shall not be obligated) to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable attorneys’ fees, costs, and disbursements, and/or the fees and costs of the arbitrators.  Absent the filing of an application to correct or vacate the arbitration award as permitted by applicable law, each Party shall fully perform and satisfy the arbitration award within [***] days of the service of the award.

14.	General Provisions
14.1	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, US, without reference to any rules of conflict of laws.
14.2

Entire Agreement; Amendment.  This Agreement, including the exhibits, is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms.  This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written, or otherwise, concerning any and all matters contained herein, including, without limitation that certain Confidentiality Agreement.  This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

14.3

Relationship Between the Parties.  The Parties’ relationship, as established by this Agreement, is solely that of independent contractors.  This Agreement does not create any partnership, joint venture, or similar business relationship between the Parties.  Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty, or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

14.4

Non-Waiver.  The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.  Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

14.5

Assignment.  Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be

46.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

unreasonably withheld, conditioned, or delayed), provided that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent in connection with the transfer or sale of all or substantially all of its business or assets to which this Agreement pertains, provided, further, that in such case: (a) the exclusivity obligation of such assigning Party shall not apply to any products being developed and/or commercialized by any such successor in interest or assignee or purchaser (such successor in interest or assignee or purchaser, as applicable, an “Acquiror”) or its affiliates prior to the applicable transaction or thereafter developed independent of this Agreement and (b) the exclusivity obligations of the non-assigning Party shall lapse.  The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties specified above and such assignee shall agree in writing to be bound by the terms and conditions of this Agreement to the same extent of the assignee except as expressly set forth herein, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section.  Any assignment not in accordance with this Section 14.5 shall be null and void.  The intellectual property owned or controlled by any such Acquiror or its affiliates prior to the applicable transaction or thereafter developed independent of this Agreement shall be excluded from the license from the Party undergoing transaction to the other Party, and the Acquiror and its affiliates shall be excluded from “Affiliate” solely for purposes of the applicable components of the intellectual property definitions set forth herein.

14.6

Severability.  If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement.  All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable, or illegal part.

14.7

Notices.  Any notice to be given under this Agreement must be in writing and delivered either in person, by (a) air mail (postage prepaid) requiring return receipt, (b) overnight courier, or (c) facsimile confirmed thereafter by any of the foregoing, to the Party to be notified at its address(es) given below, or at any address such Party may designate by prior written notice to the other in accordance with this Section 14.7.  Notice shall be deemed sufficiently given for all purposes upon the earliest of:  (i) the date of actual receipt; (ii) if air mailed, five (5) days after the date of postmark; or (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries

If to Adverum, notices must be addressed to:

Adverum Biotechnologies, Inc.

1035 O’Brien Drive

Menlo Park, CA 94025

Attention:  Associate General Counsel

Attention: Chief Executive Officer

47.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If to Editas, notices must be addressed to:

Editas Medicine, Inc.

300 Third Street

Cambridge, MA 02142

Attention: Chief Operating Officer

Attention: Senior Legal Officer

14.8

Force Majeure.  Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement (other than failure to make payment when due) by reason of any event beyond such Party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, pandemic flu, or other natural forces, war, civil unrest, acts of terrorism, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, or any other event similar to those enumerated above.  Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur.  Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within ten (10) days after its occurrence.  All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure.  In no event shall any Party be required to prevent or settle any labor disturbance or dispute.

14.9

Performance by Affiliates.  To the extent a Party authorizes an Affiliate to perform some or all of its obligations under this Agreement, such Party shall remain primarily liable for any acts or omissions of its Affiliates.

14.10

Compliance with Law.  Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws.  No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Law.

14.11

No Third Party Beneficiary Rights.  The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights to any Third Party (including any Third Party beneficiary rights).

14.12

Interpretation.  The headings of clauses contained in this Agreement preceding the text of the sections, subsections, and paragraphs hereof are inserted solely for convenience and ease of reference and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.  All references in this Agreement to the singular shall include the plural where applicable.  Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections, and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection.  The word “including” and similar words means including

48.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

without limitation.  The word “or” means “and/or” unless the context dictates otherwise because the subject of the conjunction are mutually exclusive.  The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.  All references to days in this Agreement mean calendar days, unless otherwise specified.   All references to dollars and “$” herein shall refer to U.S. dollars.  Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.  This Agreement has been prepared in the English language and the English language shall control its interpretation.  In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language.

14.13

Further Actions. Each Party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.14

Counterparts; Electronic or Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

{Signature Page Follows}

49.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In Witness Whereof, the Parties hereto have caused this Collaboration, Option and License Agreement to be executed and entered into by their duly authorized representatives as of the Effective Date.

Adverum Biotechnologies, Inc.		Editas Medicine, Inc.

By:	/s/ Paul B. Cleveland	By:	/s/ Katrine Bosley
Name:	Paul B. Cleveland	Name:	Katrine Bosley
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Signature Page

List of Exhibits

Exhibit A: Adverum Patents as of the Effective Date

Exhibit B: Upstream Agreements as of the Effective Date

Exhibit C: JRC Members

Exhibit D: Research Plan

Exhibit E: Form of Press Release

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Adverum Patents as of the Effective Date

Appl. No.	Title	Country	Patent No.
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

Upstream Agreements as of the Effective Date

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit C

JRC Members

Adverum JRC Members

[***]

Editas JRC Members

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D

Research Plan

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit E

Form of Press Release

ADVERUM BIOTECHNOLOGIES AND EDITAS MEDICINE ANNOUNCE

COLLABORATION TO EXPLORE DELIVERY OF GENOME EDITING MEDICINES

TO THE EYE

-Collaboration Brings Together Vector and Ophthalmology Expertise of Adverum with

Genome Editing Capabilities of Editas-

MENLO PARK, Calif. And CAMBRIDGE, Mass., August XX, 2016 – Adverum Biotechnologies, Inc. (Nasdaq: ADVM) and Editas Medicine, Inc. (Nasdaq: EDIT) today announced a collaboration to explore the delivery of genome editing medicines to treat up to five inherited retinal diseases.  This collaboration brings together Adverum’s next-generation adeno-associated viral (AAV) vectors for use with Editas’ leading genome editing technologies to create a series of novel therapies for debilitating eye diseases that have poor therapeutic options.

"We are pleased to bring together our gene therapy capabilities with Editas’ CRISPR based approach to genome editing,” said Paul Cleveland, chief executive officer of Adverum Biotechnologies. “Our innovative vectors have the potential to deliver Editas’ genome editing components efficiently to the retina. This collaboration expands our opportunities to capitalize on our science, ophthalmology expertise and vector development know-how.”

“As we continue to invest in our genome editing platform, we are delighted to collaborate with Adverum Biotechnologies on next-generation AAV vectors,” said Katrine Bosley, president and chief executive officer of Editas Medicine. “Adverum brings a distinctive technology and experience base, and this collaboration aligns highly with our broader, multi-faceted delivery strategy.”

Under the terms of the agreement, Editas will pay Adverum an upfront fee of $1 million to evaluate Adverum next-generation vectors for use in clinical development.  Editas will support all preclinical activities related to this collaboration, with a portion of the upfront fee to be credited against this funding obligation. In addition, Editas will also pay an additional option exercise fee of $1 million for an exclusive license to Adverum’s next-generation AAV vectors for use in each indication chosen as part of the collaboration. Adverum also is eligible to receive development and commercial milestone payments, as well as royalties on any resulting commercialized Editas products that incorporate Adverum’s next-generation AAV vectors.

About Adverum Biotechnologies, Inc.

Adverum is a gene therapy company committed to discovering and developing novel medicines that can offer life-changing benefits to patients living with rare diseases or diseases of the eye who currently have limited or burdensome treatment options. Adverum has a robust pipeline and is leveraging its next-generation adeno-associated virus (AAV)-based directed evolution platform to generate product candidates designed to provide durable efficacy by inducing sustained expression of a therapeutic protein. Our focus on the patient is supported by clinical development expertise and core capabilities in vector optimization, process development, manufacturing, and assay development.  For more information, please visit www.adverumbio.com

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

About Editas Medicine

Editas Medicine is a leading genome editing company dedicated to treating patients with genetically defined diseases by correcting their disease-causing genes.  Editas was founded by world leaders in genome editing, and its mission is to translate the promise of genome editing science into a broad class of transformative genomic medicines to benefit the greatest number of patients.

Forward-Looking Statements for Adverum Biotechnologies

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Adverum’s plans, potential opportunities, expectations, projections, goals, objectives, milestones, strategies, product pipeline, the sufficiency of its resources to fund the advancement of any development program or the completion of any clinical trials, and the safety, efficacy, and projected development timeline and commercial potential of products under development, all of which are based on certain assumptions made by us on current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Adverum may not consummate any plans or product development goals in a timely manner, or at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for Adverum’s operations and to conduct or continue planned development programs and planned clinical trials and the ability to successfully develop any of its product candidates. Risks and uncertainties facing Adverum are described more fully in Adverum’s periodic reports filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Adverum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Forward Looking Statements for Editas Medicine

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, contained in this presentation, including statements regarding Editas’ strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Editas may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including:  uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of Editas’ product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products; availability of funding sufficient for Editas’ foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other factors discussed in the “Risk Factors” section of Editas’ Quarterly Report on Form 10-Q, which is on file with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this presentation represent Editas’ views as of the date of this presentation.  Editas anticipates that subsequent events and developments will cause its views to change. However, while Editas may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Editas’ views as of any date subsequent to the date of this press release.

###

Investor and Media Contact for Adverum:

Lauren Glaser

(650) 656-9347

lglaser@adverumbio.com

Investor Contact for Editas Medicine:

Jesse Baumgartner

Stern Investor Relations, Inc.

(212) 362-1200

jesse@sternir.com

Media Contact for Editas Medicine:

Dan Budwick

Pure Communications

(973) 271-6085

dan@purecommunicationsinc.com

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.